                     NATIONAL COMMERCE FINANCIAL CORPORATION
                     ---------------------------------------
                                 RETIREMENT PLAN
                                 ---------------

                        As Amended and Restated Effective
                                 August 1, 2001
                                 --------------

                                TABLE OF CONTENTS
                                -----------------

SECTION                                                                                                       PAGE
-------                                                                                                       ----
1    DEFINITIONS:  PARTICIPATION............................................................................   1-1
      1.1     DEFINITIONS...................................................................................   1-1
      1.2     PARTICIPATION.................................................................................  1-17
      1.3     LEAVE OF ABSENCE AND TERMINATION OF SERVICE...................................................  1-18
      1.4     REEMPLOYMENT..................................................................................  1-19
      1.5     TRANSFER TO OR FROM STATUS AS AN ELIGIBLE EMPLOYEE............................................  1-24
      1.6     PARTICIPATION AND BENEFITS FOR FORMER LEASED EMPLOYEES........................................  1-27
      1.7     RIGHT'S OF OTHER EMPLOYERS TO PARTICIPATE.....................................................  1-27

2.   NORMAL AMOUNT AND PAYMENT OF RETIREMENT INCOME.........................................................   2-1
      2.1     NORMAL RETIREMENT AND RETIREMENT INCOME.......................................................   2-1
      2.2     EARLY RETIREMENT AND RETIREMENT INCOME........................................................   2-5
      2.3     DISABILITY RETIREMENT AND RETIREMENT INCOME...................................................   2-7
      2.4     BENEFITS OTHER THAN ON RETIREMENT.............................................................

3.   SPECIAL PROVISIONS REGARDING PAYMENT OF BENEFITS.......................................................   3-1
      3.1     OPTIONAL FORMS OF RETIREMENT INCOME...........................................................   3-1
      3.2     LUMP-SUM PAYMENT OF SMALL RETIREMENT INCOME...................................................   3-4
      3.3     BENEFITS APPLICABLE TO PARTICIPANT WHO HAS BEEN OR IS EMPLOYED BY TWO OR MORE EMPLOYERS.......   3-4
      3.4     NO DUPLICATION OF BENEFITS....................................................................   3-4

4    GOVERNMENTAL REQUIREMENTS AFFECTING BENEFITS...........................................................   4-1
      4.1     SPECIAL PROVISIONS REGARDING AMOUNT AND PAYMENT OF RETIREMENT INCOME..........................   4-1
      4.2     LIMITATIONS ON BENEFITS REQUIRED BY THE INTERNAL REVENUE SERVICE..............................   4-9
      4.3     BENEFITS NOFORFEITABLE IF PLAN IS TERMINATED..................................................  4-11
      4.4     MERGER OF PLAN................................................................................  4-11
      4.5     TERMINATION OF PLAN AND DISTRIBUTION OF TRUST FUND............................................  4-11
      4.6     SPECIAL PROVISIONS THAT APPLY IF PLAN IS TOP-HEAVY............................................  4-14

5.   MISCELLANEOUS PROVISIONS REGARDING PARTICIPANTS........................................................   5-1
      5.1     PARTICIPANTS TO FURNISH REQUIRED INFORMATION..................................................   5-1
      5.2     BENEFICIARIES.................................................................................   5-1
      5.3     CONTINGENT BENEFICIARIES......................................................................   5-3
      5.4     PARTICIPANT'S RIGHTS IN TRUST FUND............................................................   5-3
      5.5     BENEFITS NOT ASSIGNABLE.......................................................................   5-4
      5.6     BENEFITS PAYABLE TO MINORS AND INCOMPETENTS...................................................   5-4
      5.7     CONDITIONS OF EMPLOYMENT NOT AFFECTED BY PLAN.................................................   5-5

      5.8     NOTIFICATION OF MAILING ADDRESS...............................................................   5-5
      5.9     WRITTEN COMMUNICATIONS REQUIRED...............................................................   5-5
      5.10    BENEFITS PAYABLE AT OFFICE OF TRUSTEE.........................................................   5-6
      5.11    APPEAL TO COMMITTEE...........................................................................   5-6

6.   MISCELLANEOUS PROVISIONS REGARDING THE EMPLOYER........................................................   6-1
      6.1     CONTRIBUTIONS.................................................................................   6-1
      6.2     EMPLOYER'S CONTRIBUTIONS IRREVOCABLE..........................................................   6-1
      6.3     FORFEITURES...................................................................................   6-1
      6.4     AMENDMENT OF PLAN.............................................................................   6-2
      6.5     TERMINATION OF PLAN...........................................................................   6-3
      6.6     EXPENSES OF ADMINISTRTION.....................................................................   6-3
      6.7     FORMAL ACTION BY EMPLOYER.....................................................................   6-3

7.   ADMINISTRATION.........................................................................................   7-1
      7.1     ADMINISTRATION BY COMMITTEE...................................................................   7-1
      7.2     OFFICERS AND EMPLOYEES OF COMMITTEE...........................................................   7-1
      7.3     ACTION BY COMMITTEE...........................................................................   7-1
      7.4     RULES AND REGULATIONS OF COMMITTEE............................................................   7-2
      7.5     POWERS OF COMMITTEE...........................................................................   7-2
      7.6     DUTIES OF COMMITTEE...........................................................................   7-2
      7.7     INDEMNIFICATION OF MEMBERS OF COMMITTEE.......................................................   7-4
      7.8     ACTUARY.......................................................................................   7-4
      7.9     FIDUCIARIES...................................................................................   7-4
      7.10    APPLICABLE LAW................................................................................   7-5

8.   TRUST FUND.............................................................................................   8-1
      8.1     PURPOSE OF TRUST FUND.........................................................................   8-1
      8.2     BENEFITS SUPPORTED ONLY BY TRUST FUND.........................................................   8-1
      8.3     TRUST FUND APPLICABLE ONLY TO PAYMENT OF BENEFITS.............................................   8-1

                     NATIONAL COMMERCE FINANCIAL CORPORATION
                     ---------------------------------------
                                 RETIREMENT PLAN
                                 ---------------

                As Amended and Restated Effective August 1, 2001
                                  INTRODUCTION
                                  ------------

     National Bank of Commerce maintains the Retirement Plan for Employees of National Bank of Commerce, Memphis Tennessee pursuant to an amended and restated plan document effective as of January 1, 1989, which has been subsequently amended (the "NBC Retirement Plan"). The NBC Retirement Plan was originally adopted by National Bank of Commerce, Memphis, Tennessee, (formerly National Bank of Commerce of Memphis effective July 1, 1951. National Bank of Commerce has assigned the primary sponsorship of the NBC Retirement Plan to its parent corporation, National Commerce Financial Corporation (the "Primary Sponsor").

     CCB Financial Corporation previously maintained the CCB Financial Corporation Retirement Plan pursuant to an amended and restated plan document effective as of January 1, 1987, which has been subsequently amended (the "CCB Retirement Plan"). CCB Financial Corporation merged with and into the Primary Sponsor and by virtue of such merger, the Primary Sponsor is the primary sponsor of the CCB Retirement Plan.

The Primary Sponsor wishes to merge the CCB Retirement Plan and the NBC Retirement Plan (cllectively, the "Merged Plans") and to rename the resulting plan as the "National Commerce Financial Corporation Retirement Plan" (the "Plan"), effective generally August 1, 2001 and to make such other changes as may be required by law, rulings and regulations, effective as of such earlier date as may be necessary to comply with such law, rulings and regulations. The provisions of this document shall apply only with respect to participants who perform an Hour of Service (as defined in the Plan) after August 1, 2001, except to the extent the provisions are required to apply at another date or to any other participants to comply with applicable law.

This merged and restated Plan is intended to bring all of the Merged Plans into compliance with the requirements of the Uruguay Round Agreements Act (also known as the General Agreement on Tariffs and Trade) ("GATT"), the Uniformed Services Employment and Reemployment Rights Act of 1994 ("USERRA"), the Small Business Job Protection Act of 1986 ("SBJPA"), the Taxpayer Relief Act of 1997 ("TRA'97"), and the Internal Revenue Service Restructuring and Reform Act of 1998 ("RRA'98"), collectively known as "GUST," within the remedial amendment period under Code Section 401(b).

                                    SECTION 1
                                    ---------

                           DEFINITIONS: PARTICIPATION
                           --------------------------

1.1  DEFINITIONS
     -----------

     (A) The following terms as used herein shall have the meanings stated below unless a different meaning is plainly required by the context:

     (1) "Accrued Benefit" shall mean the monthly retirement income, payable in the manner described in Section 2.1(C) hereof commencing at the Participant's Normal Retirement Date, which the Participant has accrued as of a given date. The Accrued Benefit shall be equal to the monthly retirement income to which the Participant would have been entitled on his Normal Retirement Date in accordance with the provisions of Section 2.1(B) hereof (before applying the maximum restrictions imposed by Section 415 of the Internal Revenue Code) but using his Final Average Monthly Compensation and Credited Service determined as of such given date.

          Notwithstanding the foregoing,

          (a) the Accrued Benefit of a NBC Retirement Plan Participant who as of July 15, 1996 had not (i) attained age 55 with 5 Years of Credited Service or (ii) attained age 50 with 10 Years of Credited Service, shall not be less than such Participant's accrued benefit under the NBC Retirement Plan as of July 14, 1996.

          (b) the Accrued Benefit of a CCB Retirement Plan Participant, shall not be less than the benefit which the Participant would have accrued under the CCB Retirement Plan as of December 31, 2001 (based on the assumption that such plan continued in effect without regard to the merger of such plan into the Plan).

          (c) the Accrued Benefit payable to a Participant who was a 401(a)(17) Participant on January 1, 1988 shall not be less than the sum of:

               (i) the Participant's Accrued Benefit as of December 31, 1988, under the CCB Retirement Plan or the NBC Retirement Plan, as applicable, frozen in accordance with Section 1.401(a)(4)-13 of the regulations, and

               (ii) the Participant's Accrued Benefit determined with respect to the benefit formula applicable for the plan year beginning January 1, 1988 as stated in the NBC Retirement Plan or CCB Retirement

                                       1-1

                    Plan, as applicable, as applied to the years of service credited to the Employee for plan years beginning on or after January 1, 1988.

               For the purposes of this subsection (c), "401(a)(17) Participant" shall mean a Participant whose Accrued Benefit as of January 1, 1988 is based on Compensation for a year beginning prior to January 1, 1988 that exceeded $200,000.

          (d) the Accrued Benefit payable to a Participant who was a 401(a)(17) Participant on January 1, 1994 shall not be less than the sum of:

               (i) the Participant's Accrued Benefit as of December 31, 1993, under the CCB Retirement Plan or the NBC Retirement Plan, as applicable, frozen in accordance with Section 1.401(a)(4)-13 of the regulations, and

               (ii) the Participant's Accrued Benefit determined with respect to the benefit formula applicable for the plan year beginning January 1, 1994 as stated in the NBC Retirement Plan or CCB Retirement Plan, as applicable, as applied to the years of service credited to the Employee for plan years beginning on or after January 1, 1994.

               For the purposes of this subsection (d), "401(a)(17) Participant" shall mean a Participant whose Accrued Benefit as of January 1, 1994 is based on Compensation for a year beginning prior to January 1, 1994 that exceeded $150,000.

     (2) "Annuity Starting Date" shall have the meaning assigned in Section 417(f) of the Internal Revenue Code and regulations issued with respect thereto and shall be the first day of the first period for which an amount is payable (not the actual date of payment) as an annuity or any other form. Any auxiliary disability benefits shall be disregarded in determining the Annuity Starting Date.

          Unless otherwise qualified by the context, the regularly scheduled Annuity Starting Date of a Participant shall be:

          (a) in the case of the benefit payable under Section 2.1 or 2.2 in the event of his normal or early retirement, the first day of the month coincident with or next following the date of his retirement;

          (b) in the case of the benefit payable under Section 2.3 in the event of his disability retirement, the date as of which his disability retirement income payments are scheduled to start under Section 2.3(F); and

          (c) in the case of the benefit payable under Section 2.4(A) in the event of termination of service with a vested benefit, the Participant's Normal

                                       1-2

               Retirement Date or, if applicable, the first day of the month prior to his Normal Retirement Date that the Participant has elected in accordance with the provisions of Section 2.4(A) to start receiving the benefits to which he is entitled under such section;

          provided, however, if the Participant elects pursuant to the provisions of Section 3.1 hereof a later commencement date, his Annuity Starting Date shall be such later date of commencement specified in his election, or, if the Participant continues in the service of the Employer beyond his Required Beginning Date, his Annuity Starting Date shall be his Required Beginning Date.

     (3) "Beneficiary" shall mean the person or persons on whose behalf benefits may be payable under the Plan after a Participant's death.

     (4) "Break in Service" shall mean the failure of an Employee to complete more than 500 Hours of Service in any Plan Year.

     (5) "CCB Retirement Plan Participant" means any Participant who was a participant in the CCB Retirement Plan.

     (6) "Committee" shall mean the Administrative Committee appointed from time to time to administer the Plan pursuant to the provisions of
          Section 7.1 hereof.

     (7)  "Compensation" shall mean the sum of:

          (a) the amounts actually paid to an Employee by the Employer for services rendered, as reported on the Employee's Federal income tax withholding statement (Form W-2 or its subsequent equivalent) for the applicable calendar year, exclusive, however, of reimbursements and other expense allowances, fringe benefits (cash and non-cash), moving expenses, welfare benefits, and all other extraordinary compensation; provided, however, that any such Employee who receives commissions during a calendar year shall have an overall Compensation limitation of $50,000 for all calendar years prior to 1997, $100,000 for calendar years after 1996 and prior to 2002 and $170,000 for all calendar years after 2001 (such limitation will be prorated for years in which the Employee is paid for less than 12 months, based on the number of months and tenths of months worked); and

          (b) amounts, if any, that would have been included in the Employee's Compensation under (a) above for such calendar year if they had not been deferred by the Employee through a plan of deferred compensation under Section 401(k) of the Internal Revenue Code, under a salary reduction agreement pursuant to Section 125 of said Code, or effective January 1, 2001, pursuant to Code Section 132(f);

                                      1-3
          provided, however, that the annual compensation of each Employee taken into account under the plan shall not exceed the OBRA `93 annual compensation limit. The OBRA `93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with Section 401(a)(17)(B) of the Internal Revenue Code. The cost of living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA `93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

          For plan years beginning on or after January 1, 1994, any reference in this plan to the limitation under Section 401(A)(17) of the Internal Revenue Code shall mean the OBRA `93 annual compensation limit set forth in this provision.

          If compensation for any prior determination period is taken into account in determining an Employee's benefits accruing in the current plan year, the compensation for that prior determination period is subject to the OBRA `93 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first plan year beginning on or after January 1, 1994, the OBRA `93 annual compensation limit is $150,000.

     (8)  "Controlled Group Member" shall mean:

          (a)  the Employer;

          (b) any corporation or association that is a member of a controlled group of corporations (within the meaning of Section 1563(a) of the Internal Revenue Code, determined without regard to Section 1563(a)(4) and Section 1563(e)(3)(C) of said Code, except that, for the purposes of applying the limitations on benefits and contributions that are required under Section 415 of the Internal Revenue Code and are described in Section 4. 1 (A) hereof, such meaning shall be determined by substituting the phrase `more than 50%' for the phrase `at least 80%" each place that it appears in
               Section 1563(a)(1) of said Code) with respect to which the Employer is a member;

          (c) any trade or business (whether or not incorporated) that is under common control with the Employer as determined in accordance with
               Section 414(c) of the Internal Revenue Code and regulations issued thereunder;

                                       1-4

          (d) any service organization that is a member of an affiliated service group (within the meaning of Section 414(m) of the Internal Revenue Code) with respect to which the Employer is a member; and

          (e) any other entity required to be aggregated with the Employer pursuant to regulations under Section 414(o) of the Internal Revenue Code.

     (9) "Covered Compensation" shall be equal to one-twelfth of the current "covered compensation," within the meaning of Section 401(l)(5)(E) of the Internal Revenue Code and regulations and rulings issued pursuant thereto, that applies to the Participant based upon his year of birth. Any changes in the amount of "covered compensation" that become effective after the January 1st immediately preceding the date of the Participant's retirement or termination of service shall be ignored.

     (10) "Credited Service" shall mean each Plan Year in which the Participant performs 1,000 Hours of Service. Notwithstanding anything contained herein to the contrary, in the case of an Employee who completes five consecutive Breaks in Service and at that time does not have any vested right in his Accrued Beneft, Credited Service shall not include all service before those Breaks in Service commenced. Notwithstanding the foregoing, the Credited Service for an NBC Retirement Plan Participant, shall be equal to the "Credited Service" of such Participant under the NBC Retirement Plan as of December 31, 2000, plus the Credited Service earned by such Participant for all subsequent Plan Years; provided, however, that with respect to the Plan Year ending on December 31, 2001, such Participant shall receive a year of Credited Service if such Participant earns a year of Credited Service pursuant to the first sentence of this Subsection or pursuant to the provisions of the NBC Retirement Plan as of July 31, 2001.

     (11) "Designated Nonparticipating Employer" shall mean:

          (a)  any Controlled Group Member that is not an Employer; and

          (b) any other corporation, association, proprietorship, partnership or other business organization that (i) is not an Employer and
               (ii) the Primary Sponsor, by formal action on its part in the manner described in Section 6.7 hereof, designates on the basis of a uniform policy applied without discrimination as a "Designated Nonparticipating Employer" for the purposes of the Plan.

     (12) "Distributee" means an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order (as defined in Internal Revenue Code Section 414(p)), are Distributees with regard to the interest of the spouse or former spouse.

                                       1-5

     (13) "Earliest Annuity Commencement Date" shall mean:

          (a) the first day of the month coincident with or next following the date of termination of the Participant's service if he has satisfied the age and service requirements to be eligible for a normal or early retirement benefit under the provisions hereof as of such termination date; or

          (b) the earliest date as of which the Participant could elect to start receiving retirement income payments under the provisions of Section 2.4(A) hereof if his service were terminated and he had not satisfied the age and service requirements to be eligible for a normal or early retirement benefit under the provisions hereof as of such termination date.

     (14) "Early Retirement Date" shall have the meaning assigned in Section 2.2 hereof.

     (15) "Effective Date" shall mean August 1, 2001 or such later date as of which the Plan first became effective with respect to the particular Employer concerned.

     (16) "Electing CCB Retirement Plan Participant" means a CCB Retirement Plan Participant who (a) was employed by an Employer on August 1, 2001, (b) was a participant in the CCB Retirement Plan as of July 5, 2000, and
          (c) files an election with the Committee on or prior to September 25, 2001 to continue to accrue benefits under the Plan based on the provisions of the CCB Retirement Plan as of July 31, 2001.

     (17) "Eligibility Service" means a six-consecutive-month period during which the Employee completes no less than 500 Hours of Service beginning on the date on which the Employee first performs an Hour of Service upon his employment or reemployment with the Employer or, in the event the Employee fails to complete 500 Hours of Service in that six-consecutive-month period, any six-consecutive -month period thereafter during which the Employee completes no less than 500 Hours of Service.

     (18) "Eligible Employee" means any Employee of an Employer other than an Employee who is (a) covered by a collective bargaining agreement between a union and an Employer, provided that retirement benefits were the subject of good faith bargaining, unless the collective bargaining agreement provides for participation in the Plan, (b) a leased Employee within the meaning of Internal Revenue Code Section 414(n)(2) (c) deemed to be an Employee of an Employer pursuant to regulations under Internal Revenue Code Section 414(o), (d) employed at any division or branch of any Employer that is acquired by or merged into the Employer after the Effective Date unless the Employer, by formal action on its part in the manner described in Section 6.7 hereof, provides that such persons who are employed at such division or branch shall, subject to the other provisions of the Plan, be eligible for participation in the Plan in accordance with the provisions hereof or (e) is a participant and is accruing benefits (or who, upon

                                       1-6
          his satisfaction of any age and service requirements specified thereunder as a condition of participation, will be eligible to become a participant and accrue benefits) under any other qualified defined benefit pension plan maintained by the Employer or to which the Employer makes contributions on his behalf based upon his employment with the Employer. In addition, no person who is initially classified by an Employer as an independent contractor for federal income tax purposes shall be regarded as an Eligible Employee for that period, regardless of any subsequent determination that any such person should have been characterized as a common law Employee of the Employer for the period in question.

     (19) "Eligible Retirement Plan" means an individual retirement account described in Internal Revenue Code Section 408(a), an individual retirement annuity described in Internal Revenue Code Section 408(b), an annuity plan described in Internal Revenue Code Section 403(a) or a qualified trust described in Internal Revenue Code Section 401(a) that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

     (20) "Eligible Rollover Distribution" means any distribution of all or any portion of the Distributee's benefit, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten years or more; and any distribution to the extent such distribution is required under Internal Revenue Code
          Section 401(a)(9); the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities.

     (21) "Employee" shall mean any person on the payroll of the Employer whose wages from the Employer are subject to withholding for the purposes of Federal income taxes and for the purposes of the Federal Insurance Contributions Act.

     (22) "Employer" shall mean, collectively or distributively as the context may indicate, the Primary Sponsor and any other corporations, associations, joint ventures, proprietorships, partnerships or other business organizations that have adopted and are participating in the Plan in accordance with the provisions of Section 1.7 hereof.

     (23) "Final Average Monthly Compensation" shall mean the Participant's average monthly rate of Compensation from the Employer for the five successive calendar years, out of the 10 completed calendar years immediately preceding the first day of the month coincident with or next following the date on which his service terminates for any reason (or, where applicable, immediately preceding such other

                                       1-7
          date as is specified hereunder), that give the highest average monthly rate of Compensation for the Participant.

          The Participant's average monthly rate of Compensation will be determined by dividing the total Compensation received by him during such five-calendar-year period by the number of months for which he received Compensation from the Employer in such five-calendar-year period. The number of months for which he received Compensation from the Employer may be computed, to the extent he was paid on other than a monthly basis, by determining the number of pay periods ending within such five-calendar-year period for which he received Compensation from the Employer and converting such pay periods into months by dividing the number thereof, if weekly, by 4-1/3, if biweekly, by 2-1/6, and, if semimonthly, by 2.

          In computing Final Average Monthly Compensation for a Participant who has returned to the active service of the Employer following a full calendar year or calendar years during which he did not receive any regular Compensation from the Employer because of a leave of absence granted by the Employer or because of his reemployment with a reinstatement of his prior Vesting Service and Credited Service as described in Section 1.4 hereof, such full calendar year or calendar years during which he did not receive any regular Compensation from the Employer shall be ignored or excluded in determining the 10 completed calendar years and the five successive calendar years to be used in determining the Participant's Final Average Monthly Compensation at a subsequent date.

          Anything above to the contrary notwithstanding, if a Participant's service is terminated for any reason and he has not received any Compensation during any preceding calendar years, his "Final Average Monthly Compensation" shall mean his average monthly rate of Compensation received from the Employer during the calendar year in which his service was terminated. Such average monthly rate of Compensation will be determined in accordance with the procedure described above, based upon the total Compensation that he received and the number of months for which he received Compensation from the Employer during such calendar year.

     (24) "Fiduciary" shall mean each named Fiduciary and any other person who exercises or has any discretionary authority or control regarding management or administration of the Plan, any other person who renders investment advice for a fee or has any authority or responsibility to do so with respect to any assets of the Plan, or any other person who exercises or has any authority or control respecting management or disposition of assets of the Plan.

     (25) "Fund" shall mean the amount at any given time of cash and other property held by the Trustee pursuant to the Plan.

                                       1-8

     (26) "Highly Compensated Employee" shall mean an Employee who is a `highly compensated Employee' within the meaning of Section 414(q) of the Internal Revenue Code and regulations issued with respect thereto.

     (27) "Hour of Service" shall mean:

          (a) Each hour for which an Employee is paid, or entitled to payment, for the performance of duties for a Employer or any Controlled Group Member during the applicable computation period, and such hours shall be credited to the computation period in which the duties are performed;

          (b) Each hour for which an Employee is paid, or entitled to payment, by a Employer or any Controlled Group Member on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence;

          (c) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by a Employer or any Controlled Group Member, and such hours shall be credited to the computation period or periods to which the award or agreement for back pay pertains rather than to the computation period in which the award, agreement or payment is made; provided, that the crediting of Hours of Service for back pay awarded or agreed to with respect to periods described in Subsection (b) of this Section shall be subject to the limitations set forth in Subsection (g);

          (d) Solely for purposes of determining whether a Break in Service has occurred, each hour during any period that the Employee is absent from work (1) by reason of the pregnancy of the Employee, (2) by reason of the birth of a child of the Employee, (3) by reason of the placement of a child with the Employee in connection with the adoption of the child by the Employee, or (4) for purposes of caring for a child for a period immediately following its birth or placement. The hours described in this Subsection (d) shall be credited (A) only in the computation period in which the absence from work begins, if the Employee would be prevented from incurring a Break in Service in a year solely because of the credit, or (B), in any other case, in the next following computation period;

          (e) Solely for purposes of determining whether a Break in Service has occurred each hour during any period that the Employee is absent from work during an approved leave of absence or during military leave that is included in determining Vesting Service;

          (f) Without duplication of the Hours of Service counted pursuant to Subsection (d) or (e) hereof and solely for such purposes as required

                                       1-9
               pursuant to the Family and Medical Leave Act of 1993 and the regulations thereunder (the "Act"), each hour (as determined pursuant to the Act) for which an Employee is granted leave under the Act (1) for the birth of a child, (2) for placement with the Employee of a child for adoption or foster care, (3) to care for the Employee's spouse, child or parent with a serious health condition, or (4) for a serious health condition that makes the Employee unable to perform the functions of the Employee's job;

          (g) The Committee shall determine Hours of Service from the employment records of a Employer, or in any other manner consistent with regulations promulgated by the Secretary of Labor, and shall construe any ambiguities in favor of crediting Employees with Hours of Service. In no event shall an Employee be credited with more than 501 Hours of Service during any single continuous period during which he performs no duties for the Employer or an Controlled Group Member; or

          (h) In the event that a Employer or an Controlled Group Member acquires substantially all of the assets of another corporation or entity or a controlling interest of the stock of another corporation or merges with another corporation or entity and is the surviving entity, then service of an Employee who was employed by the prior corporation or entity and who is employed by the Employer or a Controlled Group Member at the time of the acquisition or merger shall be counted in the manner provided, with the consent of the Primary Sponsor, in resolutions adopted by the Employer authorizing the counting of such service.

     (28) "Initial Vesting Date" shall mean the earlier to occur of the following dates:

          (a) the date on which the Participant has completed five years of Vesting Service; or

          (b)  the date on which the Participant attains his Normal Retirement
               Age;

          provided, however, that the provisions of Section 4.6 hereof shall apply in determining the Initial Vesting Date of a Participant who has accrued Vesting Service during any Plan Year that the Plan is top-heavy; and provided further that the Initial Vesting Date of a Participant shall not be earlier than the Effective Date.

     (29) "Internal Revenue Code" shall mean the Internal Revenue Code of 1986, as now or hereafter amended from time to time.

     (30) "Investment Committee" shall mean a committee which may be established to direct the Trustee with respect to investments of the Fund.

                                      1-10

     (31) "Investment Manager" shall mean a Fiduciary, other than the Trustee, the Committee or a Employer, which may be appointed by the Primary
          Sponsor:

          (a) who has the power to manage, acquire, or dispose of any assets of the Fund or a portion thereof; and

          (b) who (1) is registered as an investment adviser under the Investment Advisers Act of 1940; (2) is a bank as defined in that Act; or (3) is an insurance company qualified to perform services described in Subsection (a) of this Section under the laws of more than one state; and

          (c) who has acknowledged in writing that he is a Fiduciary with respect to the Plan.

     (32) "NBC Retirement Plan Participant" shall mean a Participant who was a participant in the NBC Retirement Plan.

     (33) "Normal Retirement Age" shall mean age 65 years.

     (34) "Normal Retirement Date" shall have the meaning assigned in Section
          2.1 hereof.

     (35) "Participant" shall mean:

          (a)  any active Employee who has satisfied the requirements of Section
               1.2 hereof,

          (b)  any former Employee who has satisfied the requirements of Section
               1.2 hereof, whose service has not been terminated but who has subsequently been transferred from his status as an eligible Employee as described in Section 1.5 hereof, and

          (c) any retired or terminated Employee who has vested rights to benefits under the provisions of the Plan.

     (36) "Postponed Retirement Date" shall have the meaning assigned in Section
          2.1 hereof.

     (37) The "PEP Benefit" is the lump-sum benefit payable to a Participant upon termination or retirement determined as follows

          (a) for any Employee who became a NBC Retirement Plan Participant on or after July 15, 1996 or who was not a CCB Retirement Plan Participant and became a Participant in the Plan on or after August 1, 2001 the PEP Benefit shall equal the product of;

                                      1-11

               (i) The cumulative sum of the Participant's Benefit Percentages (determined using the table below) based on years and months of Credited Service,

                    Multiplied By

               (ii) The Participant's Final Average Monthly Compensation as of
                    his date of termination or retirement multiplied by 12.

                        Years of
                    Credited Service                      Percentages
                    ----------------                     ------------
                        1 to 5                            2% per year
                        6 to 10                           4% per year
                       11 to 20                           6% per year
                       21 to 30                           8% per year
                       31 or more                        10% per year

               The percentage is prorated for partial years by crediting 1/12th for each completed month of Credited Service.

          (b) For any Participant who was a NBC Retirement Plan Participant as of July 14, 1996, the greater of (i) or (ii) below:

               (i)  The product of:

                    I. The cumulative sum of the Participant's Benefit Percentages (determined using the table below) based on years and months of Credited Service,

                         Multiplied By

                    II. The Participant's Final Average Monthly Compensation as of his date of termination or retirement multiplied by 12.

                         Years of
                    Credited Service                      Percentages
                    ----------------                     ------------
                          1 to 5                          2% per year
                          6 to 10                         4% per year
                         11 to 20                         6% per year
                         21 to 30                         8% per year
                         31 or more                      10% per year

               The percentage is prorated for partial years by crediting 1/12th for each completed month of Credited Service.

                                      1-12

               (ii) The sum of the Participant's lump-sum benefit accrued as of
                    July 14, 1996 and the Participant's lump-sum benefit as determined by the sum of the Participant's Benefit Percentages based on his Years of Credited Service accrued after July 15, 1996 as follows:

                    I. Lump-sum benefit as of July 14, 1996 shall be based on the actuarially equivalent lump sum value of the Participant's Accrued Benefit determined as of July 14, 1996. This lump sum value will be determined using the mortality table designated by the Secretary of the Treasury under Section 417(e) of the Internal Revenue Code and the December, 1995 30-year treasury rate of 6.06%.

                         Plus

                    II. The sum of the Participant's Benefit Percentages (determined using the table above) for years and months of Credited Service accrued after July 14, 1996 times the Participant's Final Average Monthly Compensation as of his date of termination or retirement multiplied by 12.

          (c) For any Participant who was a CCB Retirement Plan Participant and who had not as of December 31, 2001, attained the age of 55 with five years of Vesting Service nor attained the age of 50 with 10 years of Vesting Service, the greater of (i) or (ii) below:

               (i)  The product of:

                    I. The cumulative sum of the Participant's Benefit Percentages (determined using the table below) based on years and months of Credited Service,

                         Multiplied By

                    II. The Participant's Final Average Monthly Compensation as of his date of termination or retirement multiplied by 12.

                        Years of
                    Credited Service                      Percentages
                    ----------------                     ------------
                          1 to 5                          2% per year
                          6 to 10                         4% per year
                         11 to 20                         6% per year
                         21 to 30                         8% per year
                         31 or more                      10% per year

                                      1-13

                    The percentage is prorated for partial years by crediting 1/12th for each completed month of Credited Service.

               (ii) The sum of the following:

                    I. The lump-sum actuarial equivalent of the benefit the Participant would have accrued under the CCB Retirement Plan as of December 31, 2001 (based on the assumption that such plan continued in effect without regard to the merger of such plan into the Plan)).

                         Plus

                    II. The sum of the Participant's Benefit Percentages (determined using the table above) for years and months of Credited Service accrued after December 31, 2001 times the Participant's Final Average Monthly Compensation as of his date of termination or retirement multiplied by 12; provided, however, that years and months of Credited Service accrued prior to January 1, 2002, will be taken into account solely for the purpose of determining the Benefit Percentage attributable to each year and month of Credited Service performed after December 31, 2001, but no Benefit Percentage shall be assigned to any year of Credited Service performed prior to January 1, 2002.

          (d) For any Participant who was a CCB Retirement Plan Participant and who had as of December 31, 2001, attained the age of 55 with five years of Vesting Service or attained the age of 50 with 10 years of Vesting Service, the PEP Benefit shall equal the product of:

               (i) The cumulative sum of the Participant's Benefit Percentages (determined using the table below) based on years and months of Credited Service,

                    Multiplied By

               (ii) The Participant's Final Average Monthly Compensation as of
                    his date of termination or retirement multiplied by 12.

                        Years of
                    Credited Service                     Percentages
                    ----------------                     -----------
                          1 to 5                          2% per year
                          6 to 10                         4% per year

                                      1-14

                         11 to 20                         6% per year
                         21 to 30                         8% per year
                         31 or more                      10% per year

               The percentage is prorated for partial years by crediting 1/12th for each completed month of Credited Service.

     (38) "Plan" shall mean the National Commerce Financial Corporation Retirement Plan, as amended and restated effective as of August 1, 2001, as set forth in this document and as it may hereafter be amended from time to time.

     (39) "Plan Year" shall mean the calendar year.

     (40) "Post Payment Recalculation Date" shall have the meaning assigned in
          Section 2.1(D) hereof.

     (41) "Qualified Joint and Survivor Annuity" shall mean an annuity that (a) is payable for the life of the Participant with a survivor annuity payable for the life of his spouse which is not less than 50% and is not greater than 100% of the amount of the annuity which is payable during the joint lives of the Participant and his spouse and (b) is the actuarial equivalent of the monthly retirement income payable to the Participant for life under the provisions of the Plan.

     (42) "Qualified Joint and 50% Survivor Annuity Option" shall have the meaning assigned in Section 3.1 hereof.

     (43) "Qualified Preretirement Survivor Annuity" shall mean the minimum death benefit, if any, described in Section 4. 1 (D) hereof that may be payable to the spouse of a Participant who dies prior to his Annuity Starting Date.

     (44) "Required Beginning Date" shall mean April 1 of the calendar year that next follows the later of the calendar year in which the Participant attains or will attain the age of 70-1/2 years or the calendar year in which he retires or his service is terminated; provided, however, that the Required Beginning Date of any Participant who is a 5-percent owner (within the meaning of Section 416 of the Internal Revenue Code) shall not be later than April 1 of the calendar year following the calendar year in which the Participant attains the age of 70-1/2 years.

     (45) "Retirement Date" shall mean normal, early or disability retirement, as described in Sections 2.1, 2.2 and 2.3 hereof.

     (46) "Superseded Plan" shall mean, collectively or distributively, as the context may indicate, the qualified retirement plan, if any, that was maintained by an Employer for its eligible Employees prior to the Effective Date and that the Plan represents an amendment and restatement thereof. References to the Superseded Plan as of

                                      1-15
          any given date shall refer to the provisions as set forth under the terms of the applicable document describing such qualified retirement plan as amended and in effect on such given date prior to the Effective Date.

     (47) "Supplement" shall mean any supplement that is attached to and made a part of the Plan and that describes provisions of the Plan that apply only to Employees of an Employer or Employers specified in such Supplement.

     (48) "Termination Completion Date" shall mean the last day of the fifth consecutive Break in Service computation period, determined under the Plan Section which defines Break in Service, in which a Participant completes a Break in Service.

     (49) "Trust" shall mean the trust established under an agreement between the Primary Sponsor and the Trustee to hold the Fund or any successor agreement.

     (50) "Trustee" means the trustee under the Trust.

     (51) "Vested Percentage" shall mean the percentage specified in Section 2.4(A)(1) hereof in which the Participant has a nonforfeitable right to his accrued benefit attributable to Employer contributions, based upon his number of years of Vesting Service and his age as of the date that such percentage is being determined; provided, however, that the Vested Percentage of a Participant who has accrued Vesting Service during any Plan Year that the Plan is top-heavy shall be subject to the provisions of Section 4.6 hereof.

     (52) "Vesting Service" shall mean each Plan Year during which an Employee has completed no less than 1,000 Hours of Service. Notwithstanding anything contained herein to the contrary, in the case of an Employee who completes five consecutive Breaks in Service and at that time does not have any vested right in his Accrued Beneft, Vesting Service shall not include all service before those Breaks in Service commenced.

          Notwithstanding the foregoing, the Vesting Service for an NBC Retirement Plan Participant, shall be equal to the "Vesting Service" of such Participant under the NBC Retirement Plan as of December 31, 2000, plus the Vesting Service earned by such Participant for all subsequent Plan Years; provided, however, that with respect to the Plan Year ending on December 31, 2001, such Participant shall receive a year of Vesting Service if such Participant earns a year of Vesting Service pursuant to the first sentence of this Subsection or pursuant to the provisions of the NBC Retirement Plan as of July 31, 2001.

     (B) The terms "actuarially equivalent," "equivalent actuarial value," "actuarial equivalent" and similar terms as used herein shall mean equality in value of the aggregate amounts expected to be received under different forms of payment based upon the same mortality and interest rate assumptions, which shall be determined as follows:

                                      1-16

     (1) Unless specifically provided otherwise under the provisions hereof, the mortality and interest rate assumptions used in computing benefits payable on behalf of a Participant upon the Participant's retirement or termination of employment and upon the exercise of optional forms of retirement income under the Plan shall be as follows:

          (a) the mortality assumptions shall be based on the mortality table designated by the Secretary of the Treasury under Section 417(e) of the Internal Revenue Code; and

          (b) the interest rate is the yield rate for 30-year Treasury constant maturity securities for the last month preceding the Plan Year of distribution as specified in the Federal Reserve Statistical Release. Notwithstanding the foregoing, with respect to distributions to CCB Retirement Plan Participants on or after the Effective Date and prior to August 1, 2002, the interest rate shall be the lesser of the rate determined above, or the interest rate equal to the yield rate for 30-year Treasury constant maturity securities for the November preceding the Plan Year of distribution, as specified in the Federal Reserve Statistical Release. .

          provided, however, that for the purposes of determining the maximum retirement income permitted under the provisions of Section 415 of the Internal Revenue Code, the mortality and interest rate assumptions used to determine actuarial equivalence for early retirement shall be the assumptions that would produce the early retirement adjustment factors that apply under the provisions hereof in the event of early retirement.

     (C) The terms "herein", "hereof", "hereunder" and similar terms refer to this document, including the Trust Agreement of which this document is a part, unless otherwise qualified by the context.

     (D) The pronouns "he", "him" and "his" used in the Plan shall also refer to similar pronouns of the feminine gender unless otherwise qualified by the context.

1.2  PARTICIPATION
     -------------

     (A)  Continuation of Participation of Superseded Plan Participants and
          -----------------------------------------------------------------
          Retroactive Amendments to Superseded Plan: Each person who was a
          -----------------------------------------
          participant in the Superseded Plan, if any, of the Employer as of the day immediately preceding the Effective Date will become a Participant in the Plan on the Effective Date; provided, however, that any such Participant who had retired or whose service had been terminated prior to the Effective Date and who is not an active Employee of an Employer or in the employment of a Designated Nonparticipating Employer or on a leave of absence granted by an Employer or Designated Nonparticipating Employer as of the Effective Date shall be entitled on and after

                                      1-17
          the Effective Date to only those benefits, if any, to which he is entitled on and after the Effective Date under the provisions of the Superseded Plan, and he and his Beneficiaries shall not be entitled to any additional benefits under the Plan as set forth herein unless he reenters the service of an Employer after the Effective Date or unless the Plan is amended on or after the Effective Date specifically to provide otherwise.

     (B)  Participation of Other Employees: Each Employee who does not become a
          --------------------------------
Participant in accordance with the provisions of Section 1.2(A) above and who is in the service of the Employer on or after the Effective Date will become a Participant in the Plan on the latest to occur of the following dates:

     (1) the date that immediately follows his completion of his Eligibility Service;

     (2)  the date the Employee becomes an Eligible Employee; and

     (3)  the Effective Date;

provided, however, that any such Employee whose service has not been terminated but who is absent from the active service of the Employer on such date that he is first eligible to become a Participant in the Plan as described above will become a Participant hereunder as of the date of his return to active service with the Employer.

     (C)  Participation Following Reemployment: The above provisions of this
          ------------------------------------
Section 1.2 describe the date on which an Eligible Employee will initially become a Participant in the Plan. In the event that an Employee's service is terminated and he subsequently reenters the service of the Employer, the date on or after the date of his reentry as of which he will become a Participant in the Plan is subject to the provisions of Section 1.4 hereof.

1.3  LEAVE OF ABSENCE AND TERMINATION OF SERVICE
     -------------------------------------------

     Any absence from the active service of the Employer by reason of an approved absence granted by the Employer because of accident, illness, layoff with the right of recall or military service, or for any other reason on the basis of a uniform policy applied by the Employer without discrimination, will be considered a leave of absence for the purposes of the Plan and will not terminate an Employee's service provided he returns to the active service of the Employer at or prior to the expiration of his leave or, if not specified therein, within the period of time which accords with the Employer's policy with respect to permitted absences.

     If the Employee does not return to the active service of the Employer at or prior to the expiration of his leave of absence as above defined, his service will be considered terminated as of the earliest to occur of (i) the date on which his leave of absence expired, (ii) the first anniversary of the date on which his leave of absence began or (iii) the date of his resignation, quit, discharge or death; provided, however, that:

     (1) if any such Employee, who is on a leave of absence for any reason other than military service and who was a participant in the Plan or Superseded Plan on the

                                      1-18
          date on which his leave began, is prevented from his timely return to the active service of the Employer because of his total and permanent disability prior to his Normal Retirement Date or his death, he shall be entitled, if he meets the requirements necessary to qualify therefore, to a disability benefit as provided in Section 2.3 hereof or to a death benefit as provided in Section 2.4 hereof, whichever is applicable, as though he returned to active service immediately preceding the date of his total and permanent disability or his death; and

     (2) if any such Employee, who is on a leave of absence because of military service and who was a participant in the Plan or Superseded Plan on the date on which his leave began, is prevented from his timely return to the active service of the Employer because of his total and permanent disability prior to his Normal Retirement Date or his death, he shall be entitled, in lieu of the benefits provided under Sections
          2.3 and 2.4(B) hereof, to either:

          (a) if his failure to return to active service is due to his total and permanent disability, a benefit under Section 2.3(D) hereof, or

          (b) if his failure to return to active service is due to his death, a benefit under Section 2.4(B)(1)(a) (but not Section 2.4(B)(1)(b)) hereof; but such benefit under Section 2.3(D) will be payable only if a benefit would have been payable on behalf of such Participant under the provisions of Section 2.3 hereof if he had been in the service of the Employer on the date of his total and permanent disability and such benefit under Section 2.4(B)(1)(a) will be payable only if a benefit would have been payable on behalf of such Participant under the provisions of Section 2.4(B) hereof if he had been in the service of the Employer on the date of his death.

     Effective December 12, 1994, notwithstanding any provision of the Plan to the contrary, benefits and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Code.

     Transfers of an Employee's service among the Employers and Designated Nonparticipating Employers shall not be deemed interruptions of his service and shall not constitute a termination of service for the purposes of the Plan.

1.4  REEMPLOYMENT
     ------------

     (A)  Reemployment of Vested Terminated Participant Prior to Commencement of
          ----------------------------------------------------------------------
Payments: If a Participant's employment terminated on or after his Initial
--------
Vesting Date for a reason other than a Retirement Date and he subsequently reenters the active service of the Employer as an Eligible Employee prior to his Annuity Starting Date, he will become a Participant upon the date of such reentry and will be entitled to a reinstatement of the Vesting Service and Credited Service that he had accrued on the date of termination of his service in lieu of the benefits to which he was entitled under the Plan prior to his reentry; provided, however, that such Participant's Accrued Benefit (or his accrued monthly normal retirement income, if

                                      1-19
applicable) determined as of any given date after the date of his reentry shall be reduced by an amount equal to the difference, if any, between (i) the monthly retirement income that would have been payable to him under Section 2.4(A) hereof commencing on his Normal Retirement Date if he had not reentered the service of the Employer, and taking into account any death benefit coverage that was in effect under Section 2.4(A) hereof after the date of termination of his service and prior to the date of his reentry and assuming that the death benefit coverage under such Section after the date of his reentry would have been declined, and (ii) the monthly retirement income that would have been payable to the Participant under Section 2.4(A) hereof commencing on his Normal Retirement Date if he had not reentered the service of the Employer and if the death benefit coverage under Section 2.4(A) hereof had been declined during the total period between the date of termination of his service and his Normal Retirement Date; and provided further, however, that the benefit payable to such Participant upon his subsequent retirement or termination of service shall not be less than the benefit that he would have been entitled to receive under the provisions of Section 2.4(A) hereof if he had not reentered the service of the Employer.

     (B)  Reemployment of Retired or Vested Terminated Participant After
          --------------------------------------------------------------
          Commencement of Payments:
          ------------------------

     (1) If a Participant terminates employment on or after the Effective Date and has received a portion but not all of the retirement income to which he is entitled under the provisions of Section 2.1, 2.2 or 2.4(A)(1) hereof, subsequently reenters the active service of the Employer as an Eligible Employee, he shall become a Participant upon the date of such reentry. If the date of his reentry is prior to his Required Beginning Date, subject to the provisions of Sections 1.4(B)(2) and 2.1(D) hereof, no retirement income payments shall be made during the period of such reemployment. Upon the subsequent retirement or termination of service of such a Participant, his benefit under the Plan shall be determined in the same manner as that of a vested terminated Participant whose retirement income payments have not commenced and who subsequently reenters the service of the Employer as described in Section 1.4(A) above, except that the benefit payable under the Plan to or on behalf of such Participant upon his subsequent retirement or termination of service shall be reduced on an actuarially equivalent basis by an amount equal to the sum of the retirement income and other benefit payments that he received under the provisions of Section 2.1, 2.2, 2.4(A) or 3.1 hereof, which is applicable, prior to such reentry into the service of the Employer; provided, however, that the monthly retirement income payable to any such Participant on and after the date of his subsequent retirement shall not be less than the actuarial equivalent, determined as of the date of his subsequent retirement, of the retirement income that would have been payable on and after such date if he had not reentered the service of the Employer but had continued to received his retirement income payments during the period of his reemployment; and provided further, however, if any such Participant reenters the active service of the Employer on or after his Normal Retirement Date, the monthly retirement income payable on behalf of such Participant shall be determined in accordance with the provisions of Section 2.1.

                                      1-20

     (2) With respect to any Participant who commenced receipt of his retirement income prior to the Effective Date, in lieu of having his retirement income payments discontinued and his benefit payable upon his subsequent retirement or termination determined in accordance with the provisions of Section 1.4(B)(1) above, any such Participant, whose Vested Percentage at the date of his retirement or termination of service was 100%, and who reenters the active service of the Employer as an Eligible Employee on less than a full-time basis, may upon such reentry elect in writing filed with the Committee to continue to receive his retirement income payments after his reemployment in the same manner as though he had not reentered the service of the Employer. Any such Participant whose retirement income payments are continued in accordance with the provisions above shall be treated as if he then first entered the service of the Employer except that:

          (a) upon the date after his reentry that he satisfies the requirements to become a Participant in the Plan, he shall become a Participant, retroactively, as of the date of his reentry; provided, however, if he had not incurred a Break in Service prior to his reentry, he shall become a Participant immediately on the date of his reentry; and

          (b) upon his becoming a Participant, he shall be entitled to a reinstatement of the Vesting Service that he had accrued as of the date of his previous retirement or termination of service.

     The benefit which any such Participant accrues after the date of his reentry, which is payable to such Participant or his Beneficiary upon his subsequent retirement or termination of service, shall be limited to the amount that can be provided by the monthly retirement income, if any, that he accrues subsequent to such date of reentry based upon his Credited Service and Final Average Monthly Compensation determined in the same manner as though he then first entered the service of the Employer on the date on or after his reentry that he commences to accrue additional Credited Service; provided, however, that such income that such a Participant accrues subsequent to his date of reentry shall not cause the actuarial equivalent of the total income payable to the Participant or his Beneficiary under the Plan to exceed the amount that would have been payable if he had not elected to continue to receive his retirement income after his reemployment. The retirement income that is continued during the period of reemployment of any such Participant who is reemployed on less than a full-time basis shall be discontinued if the Participant is employed on a full-time basis at any time after his reentry. If the retirement income of any such Participant is subsequently discontinued, his benefit under the Plan shall be determined under this Section 1.4(B) as though his service had been terminated on the date that his retirement income was discontinued and as though he had reentered the service of the Employer immediately thereafter.

     (D)  Reemployment After Disability Retirement: If a Participant, who has
          ----------------------------------------
retired on or after the Effective Date under the provisions of Section 2.3 and who has not prior to his reentry received the full actuarially equivalent value of the disability retirement income to which he was

                                      1-21
entitled under Section 2.3 hereof, recovers from disability and reenters the active service of the Employer within one year after the date of his recovery from disability by accepting reemployment offered by the Employer within 30 days after such offer, his service will be deemed to have been continuous and he will be treated under the Plan in the same manner as though he had received Compensation, at the rate he was receiving at the time of his disability, during the period that he was considered totally and permanently disabled as provided herein.

     (E)  Reemployment After Full Settlement: If a Participant's service has
          ----------------------------------
been terminated on or after the Effective Date for any reason and he was entitled, upon such termination, to a monthly retirement income under the provisions of Section 2.1, 2.2, 2.3 or 2.4(A)(1) hereof and he reenters the active service of the Employer as an Eligible Employee after the full actuarial equivalent value of such retirement income has been paid on his behalf, he shall become a Participant on the date of his reentry and shall be entitled to a reinstatement of the Vesting Service and Credited Service that he had accrued as of such previous date of termination, but the benefit payable under the Plan to or on behalf of such Participant upon his subsequent retirement or termination of service shall be reduced by the actuarially equivalent value of such retirement income that has been previously paid on his behalf.

     (F)  Reemployment of Other Employees: Any other former Employee who is not
          -------------------------------
included under the provisions of Section 1.4(A), 1.4(B), 1.4(C) or 1.4(D) above and who subsequently reenters the active service of the Employer as an Eligible Employee following his termination of service will be treated as though he then first entered the service of the Employer; provided, however, that:

     (1) with respect to any such Employee whose service is terminated on or after the Effective Date and who incurred a Break in Service prior to the date of his reentry, the following special provisions shall apply:

          (a) if the number of years and days included in his Break in Service is less than either five years or the number of years and days of Vesting Service that he had accrued as of the date of termination of his service, such Employee shall be entitled, upon the date as of which he becomes a Participant in the Plan, to a reinstatement of the Credited Service and Vesting Service that he had accrued as of such previous date of termination of service;

          (b) if such Employee was a Participant in the Plan as of the date of termination of his service and he is entitled to a reinstatement of his previous Credited Service and Vesting Service under (a) above, he shall be eligible to become a Participant in the Plan as of the date of his reentry as an Eligible Employee; and

          (c) if such Employee was not a Participant in the Plan as of the date of termination of his service but he is entitled to a reinstatement of his previous Credited Service and Vesting Service under (a) above or if such Employee (regardless of whether or not he was a Participant in the Plan as of the date of termination of his service) reenters the service of the

                                      1-22

               Employer prior to his Termination Completion Date, the date on which he will be eligible to become a Participant in the Plan following his date of reentry shall not be later than the date on which he would have been eligible to become a Participant if he had been on a leave of absence during the period between the date of his previous termination of service and the date of his reentry; and

     (2) with respect to any such Employee whose service was terminated prior to the Effective Date (while the Superseded Plan was in effect with respect to the Employer by which he was employed at the date of termination of his service) and who had reentered the active service of the Employer prior to the Effective Date or who reenters the active service of the Employer on or after the Effective Date, his rights under the Plan with respect to the period of his service prior to such date of reentry into the service of the Employer shall be determined under the applicable provisions of the Superseded Plan as in effect on the date of his prior termination of service.

     (G)  Reemployment of Employee Who Is Not an "Eligible Employee": The rights
          ----------------------------------------------------------
of any terminated Employee of the Employer who was not an Eligible Employee on the date of termination of his service and who is reemployed in a status in which he qualifies as an Eligible Employee shall be determined in accordance with the provisions of the Plan in the same manner as though such Employee had been an Eligible Employee on the date of termination of his service (but his benefits, if any, under the Plan shall be determined ignoring such one day of assumed employment as an Eligible Employee as defined herein). The rights of any terminated Eligible Employee who is reemployed by the Employer in a status other than that of an Eligible Employee shall be determined in accordance with the provisions of the Plan in the same manner as though such Employee had been reemployed by the as an Eligible Employee and had immediately thereafter been transferred from his status as an Eligible Employee (but his benefits, if any, under the Plan shall be determined ignoring such one day of assumed employment as an Eligible Employee).

     (H)  Reemployment of Employee of Designated Nonparticipating Employer: The
          ----------------------------------------------------------------
rights of any terminated Employee of a Designated Nonparticipating Employer who is reemployed by an Employer as an Eligible Employee shall be determined in accordance with the provisions of the Plan in the same manner as though such Employee had been an Eligible Employee on the date of termination of his service (but his benefits, if any, under the Plan shall be determined ignoring such one day of assumed employment as an Employee as defined herein). The rights of any terminated Employee of an Employer who is reemployed by a Designated Nonparticipating Employer shall be determined in accordance with the provisions of the Plan in the same manner as though such Employee had been reemployed by the Employer as an Eligible Employee and had immediately thereafter been transferred to such Designated Nonparticipating Employer (but his benefits, if any, under the Plan shall be determined ignoring such one day of assumed employment as an Eligible Employee).

     (I)  Employment with Former Employer or Former Designated Nonparticipating
          ---------------------------------------------------------------------
Employer: In determining the rights under the Plan of any Employee who was
--------
previously employed (either before, on or after the Effective Date) by an employer, which was formerly an

                                      1-23

Employer participating in the Plan or Superseded Plan or was formerly a Designated Nonparticipating Employer but which is not currently an Employer or Designated Nonparticipating Employer, the period of such Employee's employment with such employer while it was an Employer or Designated Nonparticipating Employer, as the case may be, shall be recognized in determining the Vesting Service of such Employee in the same manner as though such employment during such period had been with a current Employer or Designated Nonparticipating Employer, but any period of employment with such employer after the date that it ceased to be an Employer or Designated Nonparticipating Employer shall not be recognized and his service shall be deemed to have been terminated during such period that such Employer is not an Employer or Designated Nonparticipating Employer.

1.5  TRANSFER TO OR FROM STATUS AS AN ELIGIBLE EMPLOYEE
     --------------------------------------------------

     An Employee will be deemed to be transferred from his status as an Eligible Employee in the event that he remains in the service of the Employer but has a change in his Employee status so that he no longer qualifies as an Eligible Employee or in the event that he is transferred to and becomes an Employee of a Designated Nonparticipating Employer. Conversely, an Employee of an Employer who is not an Eligible Employee will be deemed to be transferred to the status of an Eligible Employee in the event that he remain in the service of the Employer but has a change in his employee status so that he becomes an Eligible Employee or, if he was an Employee of a Designated Nonparticipating Employer, in the event that he is transferred to an Employer from such Designated Nonparticipating Employer and becomes an Eligible Employee. The service of such a person described above shall not be considered to be interrupted by reason of any such transfer, and service with the Designated Nonparticipating Employer or with the Employer while not an Eligible Employee shall be terminated in the same manner as service with the Employer while an Eligible Employee is terminated. Any provisions of Section 2.1, 2.2, 2.3 or 2.4 hereof to the contrary notwithstanding, the benefits of any such Participant who has been transferred to or from the status as an Eligible Employee on or after the date that the Plan or Superseded Plan first became effective with respect to his Employer shall be determined in accordance with the following provisions of this Section 1.5. With respect to any Employee who had been transferred to or from the status as an Eligible Employee prior to the date that the Plan or Superseded Plan first became effective with respect to his Employer, his Employee status as of his first day of employment on or after such date that the Plan or Superseded Plan first became effective with respect to his Employer shall be deemed for the purposes of the Plan (subject to the provisions of Section 1.5(C)(1) below) to have been his Employee status during the entire period of his prior service, except that he shall not accrue any Credited Service under the Plan for any such period of service that he was in the service of a Designated Nonparticipating Employer and not in the service of the Employer and he shall not accrue any Credited Service during such period prior to the Effective Date that would have been excluded from his Credited Service under the provisions of the Superseded Plan.

     (A)  Eligibility for Benefits: In determining the eligibility of such an
          ------------------------
Employee to whom the provisions of this Section 1.5 are applicable for participation in the Plan and in determining his eligibility for the benefits provided under the Plan, his Vesting Service and Hours of Service shall be determined in the same manner as though his service with the Designated Nonparticipating Employers and with the Employers while not an Eligible Employee

                                      1-24
had been accrued with the Employers while an Eligible Employee. Any such Employee who is transferred to the status of an Eligible Employee shall become a Participant in the Plan on the date that he becomes an Eligible Employee if he has otherwise satisfied the requirements to become a Participant in the Plan as described in Section 1.2 hereof prior to such date that he becomes an Eligible Employee.

     (B)  Computation of Benefits: A Participant to whom the provisions of this
          -----------------------
Section 1.5 are applicable shall be entitled upon his retirement or termination of service (or his Beneficiary shall be entitled in the event his service is terminated by reason of his death), if he meets all requirements necessary to qualify for a benefit under the provisions of Section 2.1, 2.2, 2.3 or 2.4 hereof or under the provisions of any applicable Supplement hereto, as the case may be, to a benefit payable in accordance with the provisions of Section 2.1, 2.2, 2.3 or 2.4 hereof or in accordance with the provisions of any applicable Supplement hereto, as the case may be, but the amount of the monthly retirement income that is payable on his behalf under the Plan shall, subject to the provisions of Section 1.5(C) below, be equal to the product of:

     (1) the monthly retirement income which would have been payable on behalf of such Participant under the provisions of Section 2.1, 2.2, 2.3 or
          2.4 hereof or under the provisions of any Supplement hereto, as the case may be, if his service accrued with the Designated Nonparticipating Employers and with the Employers while not an Eligible Employee herein were included with his Credited Service accrued with the Employers while an Eligible Employee;

     multiplied by

     (2) the fraction in which the numerator is the Participant's Credited Service that he accrued while in the service of the Employers hereunder while an Eligible Employee and the denominator is the total Credited Service that he would have accrued if his service accrued with the Designated Nonparticipating Employers and with the Employers while not an Eligible Employee were included with his Credited Service accrued with the Employers while an Elgible Employee.

     (C)  Special Provisions Applicable to Benefits: The monthly income computed
          -----------------------------------------
under this Section 1.5 shall be subject to the following:

     (1) there shall be no duplication of service in computing benefits under the Plan and under any other qualified pension or annuity plan to which any Employer or Designated Nonparticipating Employer makes contributions on behalf of its Employees who are not Eligible Employees, and, if service accrued while an Eligible Employee is used in determining the accrued benefit of the Participant under any such other qualified pension or annuity plan, then the portion of the benefit payable under the Plan based on such duplicated service shall be reduced (but not so as to produce a negative amount) by the actuarially equivalent amount of the benefit payable under such other qualified pension or annuity plan based on such duplicated service;

                                      1-25

     (2) all compensation that a Participant received from the Designated Nonparticipating Employers and from the Employers while not an Eligible Employee shall be treated in determining his Final Average Monthly Compensation in the same manner as though such compensation had been received from the Employer while an Eligible Employee;

     (3) the amount of such monthly retirement income that is payable under the Plan on behalf of a Participant who has been transferred to the status of an Eligible Employee shall not be less than an amount equal to the excess, if any, of:

          (a) the monthly retirement income that would have been payable on behalf of such Participant under the applicable provisions hereof if, subject to the provisions of (2) above, he had initially been employed by the Employer on the date that he was transferred to the status of an Eligible Employee;

          over

          (b) the actuarially equivalent amount of monthly retirement income or other benefit that is payable on behalf of such Participant under each other qualified pension or annuity plan, if any, to which an Employer or Designated Nonparticipating Employer has made contributions on his behalf based upon his employment prior to such date that he was transferred to the status of an Eligible Employee;

     (4) the disability retirement income determined under Section 2.3(D) hereof shall apply only if the Participant is an Eligible Employee on the date of his total and permanent disability and, in that event, such disability retirement income determined under such Section shall not be reduced by the application of the fraction specified in Section 1.5(B)-above, but the benefit determined under Section 2.3(D) hereof shall be reduced by the amount of monthly income payments or other benefits concurrently payable on behalf of such Participant under each other qualified pension or annuity plan, if any, to which an Employer or Designated Nonparticipating Employer has made contributions on his behalf; and

     (5) the benefit determined under Section 2.4(B)(1)(b) hereof shall apply only if the Participant is an Eligible Employee on the date of his death and in that event:

          (a) the benefit under Section 2.4(B)(1)(b)(i) shall not be reduced by the application of the fraction specified in Section 1.5(B)(2) above but shall be reduced by the actuarial equivalent of the benefit payable on behalf of such Participant under each other qualified pension or annuity plan, if any, to which an Employer or Designated Nonparticipating Employer has made contributions on his behalf, and

          (b) the limitation equal to 100 times the Participant's monthly normal retirement income, described in Section 2.4(B)(1)(b)(ii), shall include the

                                      1-26
               anticipated monthly retirement income based on his service accrued prior to his death to which such Participant would be entitled at his Normal Retirement Date or the date of his death, whichever is later, under each other qualified pension or annuity plan, if any, to which an Employer or Designated Nonparticipating Employer has made contributions on his behalf.

     (D)  Payments From One Trust Fund: In lieu of the payment of retirement
          ----------------------------
income or other benefits to such a Participant from the trust fund of more than one qualified pension plan of the Designated Nonparticipating Employers and the Employers, the administrators of the pension plans may, by mutual agreement, provide for payment of the entire monthly income or other benefit from one trust fund with appropriate reimbursement to the trustee of the trust fund from which the benefits are to be paid by transfer of funds equal to the lump sum actuarially equivalent value of the benefits payable under the other plan (or plans) to the trust fund from which benefits actually will be paid.

1.6  PARTICIPATION AND BENEFITS FOR FORMER LEASED EMPLOYEES
     ------------------------------------------------------

     A "leased employee" (within the meaning of Section 414(n) of the Internal Revenue Code) of an Employer or Designated Nonparticipating Employer shall not be deemed for any purposes of the Plan to be an Eligible Employee. However, in the event that any such former leased employee qualifies as an Eligible Employee or after the Effective Date, unless the Plan is otherwise excluded by applicable regulations from the requirements of Section 414(n) of the Internal Revenue Code, the total period that he provided services to the Employer or Designated Nonparticipating Employer as a leased employee shall be treated under the Plan in determining his nonforfeitable right to his accrued benefits and his eligibility to become a Participant in the Plan in the manner described in
Section 1.5(A) hereof as though he had been an Employee of a Designated Nonparticipating Employer during such period of service (but such service shall not be included in the service that is used to calculate any benefits that he accrues under the Plan).

1.7  RIGHT'S OF OTHER EMPLOYERS TO PARTICIPATE
     -----------------------------------------

National Bank of Commerce, National Commerce Financial Corporation, Central Carolina Bank and Trust Company, CCB Investment and Insurance Service Corporation, Salem Trust Company, NBC Capital Markets Group, Transplatinum Service Corporation, USI Alliance Corporation, First Mercantile Trust Company, National Commerce Bank Services, Inc., NBC Bank, FSB (Memphis), Commerce Capital Management, Inc., Monroe Properties, Inc., Prime Financial Services, Inc., FleetOne, LLC, NBC Insurance Services, Inc., and NBC Financial Corporation are participating Employers in the Plan as amended and restated on August 1, 2001. Any other corporation, association, joint venture, proprietorship, partnership or other business organization may, in the future, adopt the Plan on behalf of all or certain of its Employees by formal action on its part in the manner described in Section 6.7 hereof provided that the Primary Sponsor, by formal action on its part in the manner described in Section 6.7 hereof, and the Committee both approve such participation.

     The administrative powers and control of the Primary Sponsor, as provided in the Plan, shall not be deemed diminished under the Plan by reason of the participation of any other

                                      1-27

Employers in the Plan, and such administrative powers and control specifically granted herein to the Primary Sponsor with respect to the appointment of the Committee, amendment of the Plan and other matters shall apply only with respect to the Primary Sponsor.

     The Plan is a single plan with respect to all Employers unless the Primary Sponsor, by formal action on its part in the manner described in Section 6.7 hereof, specifically provides that the Plan shall be a separate plan with respect to any Employer or to any division of any Employer or with respect to any group of Employers and/or divisions. In the event that the Plan does not represent a single plan with respect to all divisions of any Employer, the division or divisions with respect to which the Plan represents a separate plan shall be considered for the purposes of this Section and treated under the Plan as one Employer and its other division or divisions shall be considered for the purposes of this Section and treated under the Plan as a separate Employer or, if applicable, as separate Employers.

     The contributions of any Employer that is a member of a group of Employers with respect to which the Plan represents a single plan shall be available to provide benefits on behalf of any Participants who are Employees of any other Employers that are members of such group but shall not be available to provide benefits on behalf of any Participants who are Employees of any Employers that are not members of such group. The contributions of any Employer with respect to which the Plan represents a single plan for only that Employer shall be available to provide benefits on behalf of Participants who are its Employees but shall not be available to provide benefits on behalf of Participants who are Employees of any other Employers.

     Any Employer may withdraw from the Plan at any time by formal action on its part, in the manner described in Section 6.7 hereof, specifying its determination to withdraw. Any such withdrawing Employer shall furnish the Committee and the Trustee with evidence of the formal action of its determination to withdraw. Any such withdrawal may be accompanied by such modifications to the Plan as such Employer shall deem proper to continue a retirement plan for its Employees separate and distinct from the retirement plan herein set forth. Withdrawal from the Plan by any Employer shall not affect the continued operation of the Plan with respect to the other Employers; provided, however, in the event of the withdrawal of an Employer that is a member of a group of Employers with respect to which the Plan represents a single plan and in the event that provision is made for the continuation of a retirement plan for its Employees separate and distinct from the retirement plan herein set forth, the share, if any, of the assets of the Trust Fund allocable to such group of Employers that is transferred on behalf of such withdrawing Employer to such other retirement plan shall be equal to the assets, if any, that would have been allocated on behalf of the Employees of such withdrawing Employer under the provisions of Section 4.5 hereof if such withdrawing Employer had terminated its participation in the Plan on the date of such withdrawal; provided, however, that the Primary Sponsor may, in its absolute discretion, direct that an additional amount of assets be transferred on behalf of such withdrawing Employer to such other retirement plan provided that the transfer of such additional amount of assets would not lower the amount of the distributions that would be made on behalf of the Participants who are Employees of the other Employers that are members of such group of Employers with respect to which the Plan represents a single plan if the Plan were terminated as of the effective date of such transfer with respect to all of the Employers that are members of such group of Employers.

                                      1-28

     The Primary Sponsor, by formal action on its part in the manner described in Section 6.7 hereof, may in its absolute discretion terminate any Employer's participation in the Plan at any time, and the provisions of the Plan shall be applied with respect to such Employer in the same manner as though it had voluntarily withdrawn as a participating Employer.

                                      1-29

                                    SECTION 2
                                    ---------
                 NORMAL AMOUNT AND PAYMENT OF RETIREMENT INCOME
                 ----------------------------------------------

2.1  NORMAL RETIREMENT AND RETIREMENT INCOME
     ---------------------------------------

     Normal retirement under the Plan is retirement from the service of the Employer on or after the date that the Participant attains his Normal Retirement Age. No provision of this Section or the Plan shall require the retirement of a Participant upon his attainment of his Normal Retirement Age, but actual retirement shall be governed by the policy of the Employer. In the event of normal retirement, payment of retirement income will be governed, subject to the provisions of Section 4 hereof, by the following provisions of this Section 2.1.

     (A)  Normal Retirement Date: The Normal Retirement Date of each Participant
          ----------------------
will be the first day of the month coincident with or next following the date on which he attains his Normal Retirement Age. Any Participant who retires after attaining his Normal Retirement Age but prior to his Normal Retirement Date and who is surviving on his Normal Retirement Date shall be considered for the purposes of the Plan to have retired on his Normal Retirement Date.

     (B)  Amount of Retirement Income: The monthly retirement income payable in
          ---------------------------
the manner described in Section 2.1(C) hereof to a Participant who retires on or after his Normal Retirement Date shall equal:

          (1) any Participant who (a) becomes a Participant in the Plan on or after July 31, 2001 and who was neither a CCB Retirement Plan Participant nor an NBC Retirement Plan Participant, (b) became an NBC Retirement Plan Participant on or after July 15, 1996, (c) was a NBC Retirement Plan Participant as of July 14, 1996 but had not attained age 55 with 5 Years of Credited Service or attained age 50 with 10 Years of Credited Service as of December 31, 1996, or (d) was a CCB Retirement Plan Participant as of July 31, 2001 but either (i) had not attained age 55 with 5 Years of Vesting Service or attained age 50 with 10 Years of Vesting Service as of December 31, 2001 or (ii) is not an Electing CCB Retirement Plan Participant, the actuarially equivalent monthly income of the Participant's PEP Benefit.

          (2) for any Participant who was a NBC Retirement Plan Participant as of July 14, 1996 and who had attained age 55 with 5 Years of Credited Service or had attained age 50 with 10 Years of Credited Service as of December 31, 1996, the greater of (a) and (b) as follows:

               (a) The actuarially equivalent monthly income of the Participant's PEP Benefit.

               (b) A monthly benefit determined under the provisions of the NBC Retirement Plan as they existed July 14, 1996 assuming such provisions remain in effect until the Participant's retirement date.

                                      2-1

          (3) for any Participant who was a CCB Retirement Plan Participant as of July 31, 2001 and who had attained age 55 with 5 Years of Vesting Service or had attained age 50 with 10 Years of Vesting Service as of December 31, 2001, the greater of (a) and (b) as follows:

               (a) The actuarially equivalent monthly income of the Participant's PEP Benefit.

               (b) A monthly benefit determined under the provisions of the CCB Retirement Plan as they existed July 31, 2001 assuming such provisions remain in effect until the Participant's retirement date.

          (4) for any Participant who is an Electing CCB Retirement Plan Participant, a monthly benefit determined under the provisions of the CCB Retirement Plan as they existed July 31, 2001 assuming such provisions remain in effect until the Participant's retirement date.

     (C)  Payment of Retirement Income: The monthly retirement income payable in
          ----------------------------
the event of normal retirement will be payable on the first day of each month. The first payment will be made on the Participant's Normal Retirement Date, or, if the Participant retires after his Normal Retirement Date, the first payment will be made on the first day of the month coincident with or next following the date of his actual retirement. The last payment will be the payment due immediately preceding the retired Participant's death; except that if the Participant's benefit is determined pursuant to Plan Section 2.1(B)(1), (2) or
(3)(a), in the event the Participant dies after his retirement but before he received retirement income payments for a period of 10 years, the same monthly benefit that was payable to the Participant will be paid for the remainder of such 10-year period to the Beneficiary designated by the Participant or, if no designated Beneficiary is surviving, the same monthly benefit shall be payable for the remainder of such 10-year period as provided in Sections 5.2 and 5.3 hereof.

     (D)  Special Provisions Applicable to Participants Who Receive Retirement
          --------------------------------------------------------------------
Income Payments While Continuing in Employment of Employer After Required
-------------------------------------------------------------------------
Beginning Date: Any of the above provisions of this Section 2.1 to the contrary
--------------
notwithstanding, but subject to the provisions of Section 4.1 hereof, a Participant who continues in the employment of the Employer beyond his Required Beginning Date shall start receiving monthly retirement income payments commencing as of his Required Beginning Date. Such monthly retirement income payments shall be determined and payable in the same manner as though the Participant had actually retired on his Required Beginning Date. The retirement income payable to such a Participant shall thereafter be subject to adjustment as of the first day of each Plan Year which begins after his Required Beginning Date and prior to the date of his actual retirement and shall be subject to adjustment as of the first day of the month coincident with or next following the date of his actual retirement (each such adjustment day is herein referred to as a "Post Payment Recalculation Date") to reflect the additional accruals, if any, that such Participant is entitled to receive because of his employment after his Required Beginning Date. The additional retirement income, if any, payable to any such Participant on and after an applicable Post Payment

                                      2-2

Recalculation Date shall be determined in accordance with the provisions of
Section 411(b)(1)(H) of the Internal Revenue Code and regulations issued with respect thereto, and the actuarial equivalent of the retirement income payments that the Participant has received under the provisions of this Section 2.1 on and after his Required Beginning Date and prior to the applicable Post Payment Recalculation Date shall be used as an offset in the determination of such additional income, but such offset shall not result in the retirement income payable to the Participant being reduced below the amount that was payable on his behalf immediately prior to such Post Payment Recalculation Date. The additional amount of monthly retirement income, if any, that a Participant accrues after his Required Beginning Date shall be converted to an actuarially equivalent amount of monthly retirement income that is payable in the same manner and form as the monthly retirement income that is payable on his behalf immediately prior to the applicable Post Payment Recalculation Date, and such additional actuarially equivalent income shall be payable to the Participant commencing as of the applicable Post Payment Recalculation Date.

     (E)  Postponed Retirement Date: Each Participant may remain an Employee
          -------------------------
after his Normal Retirement Date and retire on his Postponed Retirement Date. The pension payable to a Participant as of his Postponed Retirement Date shall be equal to the Accrued Benefit of the Participant as of his Postponed Retirement Date.

     Notwithstanding the foregoing, in accordance with Section 401(a)(9), effective January 1, 1997, in the event a Participant retires after the April 1 of the year following the calendar year in which the Participant attained the age of 70 1/2 (the "401(a)(9) Date"), the Participant's Accrued Benefit on the Participant's Postponed Retirement Date shall be equal to the actuarial equivalent of the Participant's Accrued Benefit as of the 401(a)(9) Date, plus the actuarial equivalent of any additional benefits accrued after the 401(a)(9) Date, reduced by the actuarial equivalent of any distributions made to the Participant after the 401(a)(9) Date.

     (F) Suspension of Benefits

     (1) Except as otherwise provided in Section 1.4(B)(2), if a Participant is reemployed by an Employer after beginning to receive payment of his retirement benefits or if the Participant continues to be employed by an Employer after Normal Retirement Age, the payment of his retirement benefits shall be suspended for each month during which he performs "substantial service" for an Employer. A Participant will be deemed to be performing "substantial service" for a month if he receives payment from an Employer for services performed for any Employer or for reasons other than the performance of duties on eight (8) or more days during the month.

     (2) The payment of retirement benefits which have been suspended shall resume no later than the first day of the third calendar month after the month in which the Participant ceases to perform substantial service for an Employer. Upon resumption, the initial payment shall include the amount of the payment scheduled to occur in the calendar month of resumption and any amounts which were withheld during the period between the cessation of the performance of

                                      2-3
          substantial service by the Participant and the resumption of payment, reduced by an offsets described in Subsection (3) below.

     (3) Upon the resumption of payments, there shall be deducted or offset from such payments an amount equal to any payments made by the Plan to the Participant for any months in which the Participant performed substantial service for an Employer, provided that the amount of the deduction or offset shall not exceed, in any one month, twenty-five percent (25%) of that month's benefit payment which would have been due the Participant, and further provided that the initial payment made upon the resumption of payments shall be subject to deduction or offset without limitation.

     (4) Payments shall not be suspended unless the Committee notifies the Participant of the suspension by personal delivery or first class mail during the first calendar month in which payments are to be suspended. The notification shall contain a description of the specific reasons why the payments are being suspended, a general description of the provisions of the Plan relating to the suspension of benefits and a copy of those provisions, a statement to the effect that applicable Department of Labor regulations may be found in Section 2530.203-3 of the Code of Federal Regulations and a statement that the Participant may employ the claim review procedure described in Section 5.11 the Plan to obtain a review by the Committee of the decision to suspend payments. If a reduction or offset is to be made to a Participant's payment, the notification shall also describe the periods of employment with respect to which payments were previously made from the Plan and during which the Participant performed substantial service for an Employer, the amount of the benefit subject to reduction or offset and the manner in which the Committee intends to reduce or offset the benefit payment.

     (5) A Participant who is receiving benefits must notify the Committee of any employment, and in connection therewith the Committee shall be entitled to request from the Participant any information which the Committee deems reasonably necessary to verify whether or not the Participant is employed. The Committee may require any Participant who is receiving benefit payments, as a condition to receiving any future benefit payments, to certify to the Committee in writing that he is unemployed or to provide information sufficient to establish that he is not performing substantial service for any Employer.

     (6) A Participant who is receiving payments is entitled to request the Committee to determine whether any specific contemplated employment for an Employer by the Participant will constitute substantial service. This request shall be treated as a claim for benefits under
          Section 5.11 of the Plan, and accordingly the Participant must comply with the claim review procedure described in Section 5.11.

     (7) In order to be entitled to the resumption of payment of benefits, the Participant must notify the Committee in writing that he has ceased to perform substantial service. The notification by the Committee which is described in Subsection (4)

                                      2-4
          above shall describe the procedure which the Participant must follow in notifying the Committee that he has ceased to perform substantial service and shall include any forms which the Participant must file with the Committee in connection therewith.

     (8) If a Participant, the payment of whose benefits has been suspended, resumes employment with an Employer, his benefit shall be recomputed upon his subsequent retirement to reflect payments previously paid to him.

2.2  EARLY RETIREMENT AND RETIREMENT INCOME
     --------------------------------------

     Early retirement under the Plan is retirement from the service of the Employer prior to the Participant's Normal Retirement Date and on or after the date as of which he has both attained the age of 55 years and completed 5 years of Vesting Service. In order to retire under the provisions of this section, the written consent of the Participant must be filed with the Committee within 90 days of the date as of which his retirement income payments are to commence. In the event of early retirement, payment of retirement income will be governed, subject to the provisions of Section 4 hereof, by the following provisions of this Section 2.2.

     (A)  Early Retirement Date: The Early Retirement Date will be the first day
          ---------------------
of the month coincident with or next following the date a Participant retires from the service of the Employer under the provisions of this Section 2.2 prior to his Normal Retirement Date.

     (B)  Amount of Retirement Income: The monthly retirement income payable in
          ---------------------------
the manner described in Section 2.2(C) hereof to a Participant who retires prior to his Normal Retirement Date shall equal:

          (1) for any Participant who (a) became a NBC Retirement Plan Participant on or after July 15, 1996, (b) was a NBC Retirement Plan Participant as of July 14, 1996, but had not attained age 55 with 5 Years of Credited Service or attained age 50 with 10 Years of Credited Service as of December 31, 1996; (c) was neither an NBC Retirement Plan Participant nor a CCB Retirement Plan Participant; or (d) was a CCB Retirement Plan Participant as of July 31, 2001, but either (i) had not attained age 55 with 5 Years of Vesting Service or attained age 50 with 10 Years of Vesting Service as of December 31, 2001 or (ii) is not an Electing CCB Retirement Plan Participant, the actuarially equivalent monthly income of the Participant's PEP Benefit.

          (2) for any Participant who was a NBC Retirement Plan Participant as of July 14, 1996 and who had attained age 55 with 5 Years of Credited Service or had attained age 50 with 10 Years of Credited Service as of December 31 1996, the greater of (a) and (b), as follows:

                                      2-5

               (a) The actuarially equivalent monthly income of the Participant's PEP Benefit.

               (b) A monthly benefit determined under the provisions of the NBC Retirement Plan as they existed July 14, 1996 assuming such provisions remain in effect until the Participant's retirement date.

          (3) for any Participant who was a CCB Retirement Plan Participant as of July 31, 2001 and who had attained age 55 with 5 Years of Vesting Service or had attained age 50 with 10 Years of Vesting Service as of December 31, 2001, the greater of (a) and (b), as follows:

               (a) The actuarially equivalent monthly income of the Participant's PEP Benefit.

               (b) A monthly benefit determined under the provisions of the CCB Retirement Plan as they existed July 31, 2001 assuming such provisions remain in effect until the Participant's retirement date.

          (4) for any Participant who is an Electing CCB Retirement Plan Participant, a monthly benefit determined under the provisions of the CCB Retirement Plan as they existed July 31, 2001 assuming such provisions remain in effect until the Participant's retirement date.

     (C)  Payment of Retirement Income: The retirement income payable in the
          ----------------------------
event of early retirement will be payable on the first day of the month. The first payment will be made on the Participant's Early Retirement Date and the last payment will be the payment due immediately preceding the retired Participant's death; except that if the Participant's benefit is determined pursuant to Plan Section 2.2(B)(1), (2) or (3)(a), in the event the Participant dies before be has received retirement income payments for a period of 10 years, the same monthly benefit that was payable to the Participant will be paid for the remainder of such 10-year period to the Beneficiary designated by the Participant, or if no designated Beneficiary is surviving, the same monthly benefit shall be payable for the remainder of such 10-year period as provided in Sections 5.2 and 5.3 hereof.

                                      2-6

2.3  DISABILITY RETIREMENT AND RETIREMENT INCOME
     -------------------------------------------

     (A)  Definition: A Participant may retire from the service of the Employer
          ----------
under the Plan if his service is terminated prior to his Normal Retirement Date and on or after the Effective Date by reason of his becoming totally and permanently disabled as defined in Section 2.3(B) below. Such retirement from the service of the Employer shall herein be referred to as disability retirement. In the event of disability retirement, uniformly and consistently applied rules shall be used with respect to all Participants in similar circumstances and payment of retirement income will be governed, subject to the provisions of Section 4 hereof, by the following provisions of this Section 2.3.

     (B)  Total and Permanent Disability: A Participant shall be considered
          ------------------------------
totally and permanently disabled for the purposes of the Plan if he is eligible to receive disability payments from the long-term disability plan sponsored by the Employer and receives payments from such long-term disability plan until his Normal Retirement Date.

     (C)  Proof of Disability: The Committee before approving the payment of any
          -------------------
disability retirement income shall require satisfactory proof that the Participant has become disabled and is eligible for benefits from the long-term disability plan.

     (D)  Disability Retirement Income: The monthly amount of retirement income
          ----------------------------
which is payable in the manner described in Section 2.3(E) hereof to a Participant who retires under the provisions of this Section 2.3 due to total and permanent disability shall be equal to the monthly income payable on his Normal Retirement Date assuming that he continued in the service of the Employer until his Normal Retirement Date with no change in his last regular monthly rate of Compensation and based on his Covered Compensation, if applicable, determined as of his date of disability; provided, however if the Participant is married on his date of disability, the amount of his disability benefit will be equal to the actuarial equivalent of his Accrued Benefit payable in the form of a Qualified Joint and 50% Survivor Annuity.

     However, a Participant who has satisfied the age and service requirements to qualify for an early retirement benefit under the provisions of Section 2.2 hereof as of the date of termination of his service due to disability, may elect to receive his early retirement benefit in lieu of the disability benefit payable on his Normal Retirement Date.

     (E)  Payment of Disability Retirement Income: The monthly retirement income
          ---------------------------------------
to which the Participant is entitled in the event of his disability retirement will be payable on the first day of each month. The first payment will be made on his Normal Retirement Date and the last payment will be the payment due immediately preceding the retired Participant's death; except that if the Participant's benefit is determined pursuant to Plan Section 2.1(B)(1),(2) or
(3)(a) or Plan Section 2.2(B)(1), (2) or (3)(a), in the event the Participant dies before he has received retirement income payments for a period of 10 years, the same monthly benefit that was payable to the Participant will be paid for the remainder of such 10-year period to the Beneficiary designated by the Participant, or, if no designated Beneficiary is surviving, the same monthly benefit shall be payable for the remainder of such 10-year period as provided in Sections 5.2 and 5.3 hereof.

                                      2-7

     (F)  Benefit Payable in the Event of Death of Disabled Participant Prior to
          ----------------------------------------------------------------------
Commencement of Payments: In the event a Participant dies after he has been
------------------------
determined to be totally and permanently disabled by the Committee and prior to his recovery from his total and permanent disability and prior to his Normal Retirement Date, his Beneficiary will receive the death benefit, determined and payable in the manner described in Section 2.4(B) hereof, that would have been payable on behalf of the Participant under the provisions of Section 2.4(B) if he had remained in the service of the Employer until the date of his death, with no change in his last regular monthly rate of Compensation.

     (G)  Recovery from Disability: If the Committee finds that any Participant
          ------------------------
who is entitled to receive a disability retirement income under the provisions of this Section 2.3 has, at any time prior to his Normal Retirement Date, recovered from his total and permanent disability, such Participant and his Beneficiary shall not be entitled to benefits under this Section 2.3 unless he reenters the service of the Employer and his service is subsequently terminated by reason of his total and permanent disability in accordance with the provisions hereof. A Participant shall be deemed to have recovered from his total and permanent disability for the purposes of the Plan if he is determined to be no longer disabled under the terms of the long-term disability plan. Any such Participant who recovers from his disability shall accrue Vesting Service during the period that he is considered by the Committee to have been totally and permanently disabled as provided herein; and, if the date of his recovery from his total and permanent disability is on or after his Initial Vesting Date and he does not reenter the service of the Employer, he shall be entitled to the vested retirement income, payable in accordance with the provisions of Section 2.4(A) hereof, computed as though his service had been terminated on the date of his recovery from his total and permanent disability but based upon his Credited Service, Final Average Monthly Compensation and Covered Compensation determined as of the date of termination of his service due to disability.

     2.4  BENEFITS OTHER THAN ON RETIREMENT.
          ----------------------------------

     (A)  Benefit on Termination of Service and on Death After Termination of
          -------------------------------------------------------------------
          Service:
          -------

          (1) In the event that a Participant's service is terminated prior to his Normal Retirement Date or Early Retirement Date, if any, and on or after his Initial Vesting Date for any reason other than his death, or disability retirement as described in Section 2.3 hereof, he will be entitled to a monthly retirement income to commence on his Normal Retirement Date or, (a) with respect to a Participant other than CCB Retirement Plan Participant who has not performed an Hour of Service on or after August 1, 2001 and other than an Electing CCB Retirement Plan Paticipant, if he so requests in writing filed with the Committee at least 30 days but not more than 90 days prior to the Annuity Starting Date, to commence on the first day of any month prior to his Normal Retirement Date and (b) with respect to a CCB Retirement Plan Participant who does not perform an Hour of Service on or after August 1, 2001 and an Electing CCB Retirement Plan Participant, who in either case has five (5) years of

                                      2-8

               Vesting Service; if he so requests in writing filed with the Committee at least 30 days but not more than 90 days prior to the Annuity Starting Date, to commence on the first day of any month prior to his Normal Retirement Date and on or after the date the Participant attains age 55. Such monthly retirement income payable in the manner described in Section 2.4(A)(2) hereof to a Participant under the provisions of this Section 2.4(A) shall be equal to:

               (a) the Accrued Benefit that he has accrued to the date of termination of his service;

               multiplied by

               (b) his Vested Percentage, which shall be equal to the percentage specified in the schedule below, based upon his number of years (ignoring fractions) of Vesting Service as of the date of termination of his service:

                       Years of                          Vested
                    Vesting Service                    Percentage
                    ---------------                    ----------

                    Less than 5                              0%
                    5 or more                              100%

                    provided, however, that the Vested Percentage of any Participant who has attained his Normal Retirement Age as of the date of termination of his service shall be 100%; and provided further that the Vested Percentage of any Participant who at the time of the Participant's termination of services was not a Highly Compensated Employees and who terminated services with an Employer within one year of a Change of Ownership or Effective Control due to an announced program of the Employer to reduce the size of the Employer's workforce or eliminate duplicative positions, shall be 100%;

               with the resulting product multiplied by

               (c) an actuarially computed factor that will convert, if applicable, the amount of monthly retirement income that is payable to the Participant in the manner described in
                    Section 2.4(A)(2) hereof commencing at his Normal Retirement Date to an actuarially equivalent amount of monthly retirement income that is payable to the Participant in the manner described in Section 2.4(A)(2) hereof commencing on his Annuity Starting Date.

                                      2-9

          (2) The retirement income payable under Section 2.4(A)(1) above will be payable on the first day of each month. The first payment will be made, if the Participant shall then be living, on the date as of which his retirement income payments are to commence as described in Section 2.4(A)(1) above, and the last payment will be the payment due immediately preceding his death; except that if the Participant's Accrued Benefit is determined pursuant to Plan Section 2.1(B)(1), (2) or (3)(a), in the event the Participant dies on or after such date of commencement of payments but before he has received retirement income payments for a period of 10 years, the same monthly benefit that was payable to the Participant will be paid for the remainder of such 10-year period to the Beneficiary designated by the Participant, or if no designated beneficiary is surviving, the same monthly benefit shall be payable for the remainder of such 10-year period as provided in Sections 5.2 and 5.3 hereof. The provisions of Sections 3.1 and 4.1 hereof are applicable to the benefits provided under this Section 2.4(A).

          (3) In the event that the terminated Participant dies prior to his Annuity Starting Date (without his having received, prior to his death, the actuarially equivalent value of the benefit provided on his behalf under Section 2.4(A)(1) above), his Beneficiary will receive the monthly retirement income, beginning on the first day of the month coincident with or next following the date of the terminated Participant's death, which can be provided on an actuarially equivalent basis by the lump sum value of the benefit determined in accordance with Section 2.4(A)(1) above to which the terminated Participant was entitled as of the date of termination of his service. The monthly retirement income payments under this Section 2.4(A)(3) shall, subject to the provisions of Section 2.4(B)(4) hereof, be payable for the life of the Beneficiary designated or selected under Section 5.2 hereof to receive such benefit, and, if the Participant's Accrued Benefit is determined pursuant to Plan Section 2.1(B)(1), (2) or
               (3)(a), in the event of such Beneficiary's death within a period of 10 years after the Participant's death, the same monthly amount that was payable to the Beneficiary shall be payable for the remainder of such 10-year period in the manner and subject to the provisions of Section 5.3 hereof.However, in lieu of payment of such benefit in the form of monthly income described above, the lump sum value of such benefit may be paid on an actuarially equivalent basis to the Participant's designated Beneficiary in such other manner and form permitted under Section 2.4(B) hereof and commencing on such other date permitted under Section 2.4(B) hereof as the Participant may elect in writing filed with the Committee or, in the event that a specific election has not been made by the Participant and filed with the Committee prior to his death, as the Beneficiary may elect in writing filed with the Committee.

                                      2-10

          (4) Except as specifically provided otherwise in any Supplement hereto and except as provided in Section 2.3 with respect to disability retirement and Section 2.4 with respect to death, and unless specifically provided otherwise in the Plan, the Participant whose service is terminated prior to his Initial Vesting Date shall not be entitled to any benefit under the Plan whatever.

     (B)  Benefit Payable in Event of Death While in Service:
          --------------------------------------------------

     (1) If the service of a Participant is terminated by reason of his death prior to his Required Beginning Date, there shall be payable to the Participant's designated Beneficiary a monthly retirement income, beginning on the first day of the month coincident with or next following the date of the Participant's death, that can be provided on an actuarially equivalent basis by:

          (a) if the Participant's service is terminated by reason of his death prior to his Normal Retirement Date, the actuarially equivalent lump sum value, determined as of the date of his death, of the Accrued Benefit that the Participant has accrued to the date of his death;

          (b) if the Participant's service is terminated by reason of his death on or after his Normal Retirement Date, the actuarially equivalent lump sum value, determined immediately prior to the Participant's death, of the monthly retirement income that the Participant would have been entitled to receive under the provisions of Section 2.1(B) hereof if he had retired from the service of the Employer on the date of his death;

     (2) Except as provided in Section 2.4(B)(3) below and subject to the provisions of Section 2.4(B)(4) below, the monthly retirement income payments under this Section 2.4(B) shall be payable for the life of the Beneficiary designated or selected under Section 5.2 hereof to receive such benefit, and that if the Participant's Accrued Benefit is determined pursuant to Plan Section 2.1(B)(1), (2) or (3)(a), in the event of such Beneficiary's death within a period of 10 years after the Participant's death, the same monthly amount that was payable to the Beneficiary shall be payable for the remainder of such 10-year period in the manner and subject to the provisions of Section 5.3 hereof.

     (3) A Participant may elect, or, in the event that a specific election has not been made by the Participant and filed with the Committee prior to his death, his designated Beneficiary may elect, in writing filed with the Committee, that, in lieu of payment of the benefit provided under this Section 2.4(B) (or, if applicable, under Section 2.3(F) or 2.4(A)(3) hereof) in the manner described above, such benefit will be paid on an actuarially equivalent basis to the designated Beneficiary commencing on the first day of any month that is on or after the date of the Participant's death and is on or prior to the Participant's Required Beginning Date and is payable in accordance with one of the options described below:

                                      2-11

          Option A: A monthly retirement income in equal amounts that is
          --------
                    payable to the Beneficiary for his lifetime, with the added provision that payments in the same monthly amount will be made for the remainder of a 10-year period certain in the event of the death of the Beneficiary prior to the expiration of such specified period certain.

          Option B: A retirement income in equal amounts that is payable for
          --------
                    either a 5 year or ten year period certain which is specified by the Participant or his Beneficiary, as the case may be, in his written election filed with the Committee. In the event of the Beneficiary's death prior to the expiration of such specified period certain, the same amount shall be payable for the remainder of the specified period certain in the manner and subject to the provisions of Section 5.3 hereof.

          Option C: A lump-sum payment; provided, however, that such option is
          --------
                    only available to Participants other than CCB Retirement Plan Participants who have not performed an Hour of Service on or after August 1, 2001 and other than Electing CCB Retirement Plan Participants; and provided further, that any former participant in the Security Capital Bancorp Employees' Pension Plan who is not otherwise eligible for a lump sum payment hereunder, but whose benefits were transferred to the CCB Retirement Plan as part of the merger of such plan with the CCB Retirement Plan which occurred as of May 19, 1995, may elect this option if the actuarial equivalent value of such Participant's accured benefit under the Security Capital Bancorp Employees' Pension Plan determined as of May 19, 1995 is $10,000 or less. A Beneficiary may elect a lump-sum payment only within four months of receipt of a certification of plan benefits.

          Provided, however, that payment of any such benefit shall be subject to the provisions of Section 2.4(B)(4) below.

     (4) Any form of payment applicable to the death benefit provided under this Section 2.4(B) (or, if applicable, under Section 2.3(F) or 2.4(A)(3) hereof), which has been designated by a Participant prior to January 1, 1984 under the terms of the Superseded Plan and which satisfies the traditional rule in Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act of 1982 (P.L. 97-248), will continue in effect on and after the Effective Date with respect to the death benefits provided under this Section 2.4(B) (or, if applicable, under Section 2.3(F) or 2.4(A)(3) hereof) unless such designated form of payment has been or is subsequently revoked or changed (a change of Beneficiaries under the designation will not be considered to be a revocation or change of such form of payment so long as the change in Beneficiaries does not alter, directly or indirectly, the period over which distributions are to be made under such form of payment); provided,

                                      2-12
          however, if a Participant, whose death occurs on or after his Initial Vesting Date, had been married to his spouse throughout the one-year period immediately preceding his death and he had designated a person other than his spouse as his Beneficiary and such spouse has not consented to such other person being designated, the provisions of
          Section 4.1(D) hereof shall apply with respect to payments due his surviving spouse, if any. Subject to the preceding sentence and except to the extent otherwise permissible under Section 401(a)(9) of the Internal Revenue Code including the provisions of Proposed Regulation 1.401(a)(9)-2 and regulations issued pursuant thereto, the benefit payable under this Section 2.4(B) (or, if applicable, under Section 2.3(F) or 2.4(A)(3) hereof) on behalf of any Participant must be payable in a manner that satisfies the restrictions of Section 401(a)(9) of the Internal Revenue Code including the provisions of Proposed Regulation 1.401(a)(9)-2 and must:

          (a) commence not later than the Participant's Required Beginning Date; provided, however, if the Beneficiary is not the Participant's spouse, distribution must commence not later than one year after the date of the Participant's death or, if the Participant's surviving spouse was his Beneficiary and such surviving spouse dies prior to the commencement of benefit payments, distribution must commence not later than one year after the date of such surviving spouse's death; and

          (b) be distributed to the Participant's Beneficiary over one or a combination of the following periods:

               (i)  the life of his Beneficiary; or

               (ii) a period certain not extending beyond the life expectancy of the Beneficiary;

          provided, however, if the Participant has no designated Beneficiary or if the designated Beneficiary is not a living person, such benefit must be distributed in its entirety to the Beneficiary not later than the fifth anniversary of the date of (i) the Participant's death or
          (ii) the death of the Participant's spouse, whichever death is the later to occur. Any amount payable to a child of the Participant shall be treated for the purposes of this Section 2.4(B)(4) as if it had been payable to the surviving spouse of the Participant if such amount that is payable to the child will become payable to such surviving spouse upon such child's reaching majority (or upon the occurrence of such other designated event permitted under regulations issued with respect to Section 401(a)(9) of the Internal Revenue Code including the provisions of Proposed Regulation 1.401(a)(9)-2). In the event that the Beneficiary to receive the death benefit payable under
          Section 2.3(F), 2.4(A)(3) or 2.4(B) hereof on behalf of a Participant whose death occurs prior to his Normal Retirement Date is his surviving spouse, the retirement income payable to such surviving spouse under Section 2.3(F), 2.4(A)(3) or 2.4(B) hereof shall be deferred and be payable on an actuarially equivalent basis to such surviving

                                      2-13
          spouse commencing on the Participant's Normal Retirement Date, if such surviving spouse is then living, unless (i) the surviving spouse consents or elects in writing to receive such benefit commencing as of a date that is prior to the Participant's Normal Retirement Date and is on or after the date of the Participant's death, (ii) the date of death of the Participant is prior to his Initial Vesting Date, (iii) the Participant had not been married to his surviving spouse throughout the one-year period immediately preceding his death or (iv) a lump-sum payment is payable to his surviving spouse under the provisions of Section 3.2 hereof.

     (5) If the service of a Participant is terminated by reason of his death on or after his Required Beginning Date, there shall be payable to the Participant's designated Beneficiary the monthly retirement income, payable in the manner described in Section 2.4(B)(2) or 2.4(B)(3) above beginning on the first day of the month coincident with or next following the date of the Participant's death, that can be provided on an actuarially equivalent basis by an amount equal to the excess, if any, of:

          (a) the amount described in Section 2.4(B)(1)(a) or Section 2.4(B)(1)(b), whichever is applicable;

          over

          (b)  the sum of:

               (i) the actuarially equivalent lump sum value, determined as of the Participant's Required Beginning Date, of the retirement income that was payable on his behalf commencing on his Required Beginning Date, accumulated with interest from his Required Beginning Date until the date of his death;

               plus

               (ii) the sum of the actuarially equivalent lump sum values, determined as of each applicable Post Payment Recalculation Date occurring after the Participant's Required Beginning Date, of the additional retirement income, if any, payable to such Participant commencing on such applicable Post Payment Recalculation Date, accumulated with interest from the applicable Post Payment Recalculation Date to the date of his death.

     Additional retirement income payments may be payable after the Participant's death to his joint pensioner or other Beneficiary, depending upon the form of payment of the retirement income that the Participant was receiving immediately prior to his death and taking into account the increase, if any, that would have applied under the provisions of Section 2.1(D) hereof to the amount of retirement income payable to the Participant

                                      2-14
     commencing as of the first day of the month coincident with or next following the date of the Participant's death if the Participant had retired immediately prior to his death and had survived to such day.

                                      2-15

                                    SECTION 3
                                    ---------
                SPECIAL PROVISIONS REGARDING PAYMENT OF BENEFITS
                ------------------------------------------------

3.1  OPTIONAL FORMS OF RETIREMENT INCOME
     -----------------------------------

     In lieu of the amount and form of retirement income commencing on the Participant's regularly scheduled Annuity Starting Date which is payable, subject to the provisions of Section 4.1 hereof, in the event of his normal retirement, early retirement, disability retirement or termination of service, as determined and specified in Section 2.1, 2.2, 2.3 or 2.4(A) hereof, whichever is applicable, such Participant, upon written request to the Committee, may elect to receive a retirement income or benefit of equivalent actuarial value payable in accordance with one of the options described below commencing on his regularly scheduled Annuity Starting Date or commencing on such later date, which shall not be later than his Required Beginning Date, as the Participant may specify in his written request to the Committee.

     Option 1:      A retirement income of modified monthly amount that is
                    payable in equal monthly amounts to the Participant for his lifetime, and, in the event that the Participant predeceases a joint pensioner designated by him, a percentage, which is either 50% or 100% and is specified by the Participant in his written request to the Committee, of such modified monthly amount will be payable after the death of the Participant to such designated joint pensioner for the lifetime of such joint pensioner. This option is referred to herein as the "Qualified Joint and 50% Survivor Annuity
                    Option" when the spouse of the Participant is the designated joint pensioner and the specified percentage is 50%.

     Option 2:      A retirement income that is payable in equal monthly amounts to the Participant for his lifetime.

     Option 3:      A retirement income that is payable in equal monthly amounts to the Participant for his lifetime, with the added provision that payments will be made for the remainder of a 10 year, 15 year or 20 year period certain, as specified by the Participant in which written request to the Committee.

     Option 4:      A lump-sum payment; provided however, that such option is
                    only available to Participants other than CCB Retirement
                    Plan Participants who have not performed an Hour of Service on or after August 1, 2001 and other than Electing CCB
                    Retirement Plan Participants; and provided further, that any former participant in the Security Capital Bancorp
                    Employees' Pension Plan who is not otherwise eligible for a lump sum payment hereunder, but whose benefits were transferred to the CCB Retirement Plan as part of the merger of such plan with the CCB Retirement Plan which occurred as of May 19, 1995, may elect this option if the actuarial equivalent value of such Participant's accrued benefit under the Security Capital Bancorp Employees' Pension Plan determined as of May 19, 1995 is $10,000 or less. In the case of a distribution that is

                                      3-1
                    in excess of the maximum amount permissible as an involuntary cash-out under Sections 411(a)(11) and 417(e) of the Internal Revenue Code, the Participant and his spouse, if any, must elect in writing to receive such lump-sum payment in lieu of a monthly income payable from the Plan. A Participant may make this election only within four months of his receipt of a certification of his retirement plan benefits.

     The amount of retirement income determined under any of the above optional forms of payment must satisfy the permitted disparity requirements of Sections 401(a)(4) and 401(1) of the Internal Revenue Code and rulings and regulations issued with respect thereto, and, any provisions hereof to the contrary notwithstanding, any optional form of payment which would otherwise be permitted under the provisions of this Section 3.1 shall not be available to a Participant if the amount of retirement income payable under such option would result in the amount of retirement income payable on behalf of such Participant under the Plan being increased by a percentage that would cause the disparity in the rate of employer-derived benefits under the Plan to exceed the maximum disparity permitted under Sections 401(a)(4) and 401(1) of the Internal Revenue Code and rulings and regulations issued with respect thereto.

     Any optional form of payment designated by a Participant prior to January 1, 1984, which satisfies the transitional rule in Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act of 1982 (P.L. 97-248), will continue in effect on and after the Effective Date of the Plan unless such optional form of payment has been or is subsequently revoked or changed (a change of Beneficiaries under the designation will not be considered to be a revocation or change of such optional form of payment so long as the change in Beneficiaries does not alter, directly or indirectly, the period over which distributions are to be made under such form of payment); provided, however, that the provisions of Section 4.1(C) hereof shall apply if the Participant has a spouse at the date on which his initial payment under such optional form is due and his spouse does not consent to such optional form of payment. Subject to the preceding sentence but notwithstanding any other provision of this Section 3.1 to the contrary, any option elected under this Section 3.1 must provide that the entire interest of the Participant will be expected to be distributed to the Participant and his Beneficiaries and joint pensioners, in a manner that satisfies the restrictions of Section 401(a)(9) of the Internal Revenue Code including the provisions of Proposed Regulation 1.401(a)(9)-2, over one or a combination of the following periods:

     (1)  the life of the Participant;

     (2) the lives of the Participant and his designated Beneficiary or joint pensioner;

     (3) a period certain not extending beyond the life expectancy of the Participant; or

     (4) a period certain not extending beyond the joint life and last survivor expectancy of the Participant and his designated Beneficiary or joint pensioner.

     Any amount that is payable to the child of a Participant under an optional form of payment hereunder shall be treated for the purposes of satisfying the requirements of this paragraph as if it had been payable to the surviving spouse of the Participant if such amount that

                                      3-2
is payable to the child will become payable to such surviving spouse upon such child's reaching majority (or upon the occurrence of such other designated event permitted under regulations issued with respect to Section 401(a)(9) of the Internal Revenue Code including the provisions of Proposed Regulation 1.401(a)(9)-2).

     Retirement income payments will be made under the option elected in accordance with the provisions of this Section and will be subject to the following limitations:

     (1) If a Participant's service is terminated by reason of his death prior to his Annuity Starting Date, no benefit will be payable under the option to any person, but a benefit may be payable on his behalf in accordance with the provisions of Section 2.4(B) hereof.

     (2) If a terminated Participant dies after the date of termination of his service and prior to his Annuity Starting Date, no benefit will be payable under the option to any person, but a benefit may be payable on his behalf under the provisions of Section 2.4(A)(3) hereof.

     (3) In the case of a Participant who is married and who elects an option under which the commencement of payment of his retirement income is deferred beyond his regularly scheduled Annuity Starting Date, the option elected by such Participant must provide that a monthly lifetime income equal to or greater than a qualified preretirement survivor annuity (within the meaning of Section 417(c) of the Internal Revenue Code) will be payable to his surviving spouse in the event of his death after such regularly scheduled Annuity Starting Date and prior to his elected Annuity Starting Date unless his spouse consents to the option not providing such an income.

     (4) If the designated Beneficiary or joint pensioner dies before the Participant's Annuity Starting Date, the option elected will be canceled automatically and the retirement income payable to the Participant will be paid in the applicable form described in Section 2 hereof unless a new election is made in accordance with the provisions of this Section or unless a new Beneficiary or joint pensioner is designated by the Participant prior to the date that his retirement income commences under the Plan and within 90 days after the death of the prior Beneficiary or joint pensioner.

     (5) If the Participant and, if applicable, his joint pensioner and his designated Beneficiary all die after the Participant's Annuity Starting Date but before the full payment has been effected under any option providing for payments for a period certain and if the commuted value of the remaining payments is equal to or less than the maximum amount that is permissible as an involuntary cashout of accrued benefits under Sections 411(a)(11) and 417(e) of the Internal Revenue Code and regulations issued with respect thereto, the commuted value of the remaining payments shall, subject to the provisions of Section
          3.2 hereof, be paid in a lump sum in accordance with the provisions of
          Section 5.3 hereof.

                                      3-3

     (6) If the Participant dies after his Annuity Starting Date, payment of his remaining interest, if any, shall be distributed, to the extent required by Section 401(a)(9) of the Internal Revenue Code including the provisions of Proposed Regulation 1.401(a)(9)-2 and regulations issued with respect thereto, at least as rapidly as provided under the method of payment in effect prior to his death.

3.2  LUMP-SUM PAYMENT OF SMALL RETIREMENT INCOME
     -------------------------------------------

     Notwithstanding any provision of the Plan to the contrary, if the actuarially equivalent lump sum value of the retirement income or other benefit payable to any person entitled to any benefit hereunder is equal to or less than the maximum amount that is permissible as an involuntary cash-out of accrued benefits under Sections 411(a)(11) and 417(e) of the Internal Revenue Code and regulations issued with respect thereto ($5,000 as of January 1, 1998), the actuarial equivalent of such retirement income or other benefit shall, subject to the provisions below, be paid in a lump sum.

     If the present value of the vested accrued benefit that is payable on behalf of any Participant whose service is terminated (either before, on or after the Effective Date) is zero, the Participant shall be deemed to have received a distribution of his vested accrued benefit as of the date of termination of his service.

3.3  BENEFITS APPLICABLE TO PARTICIPANT WHO HAS BEEN
     -----------------------------------------------
     OR IS EMPLOYED BY TWO OR MORE EMPLOYERS
     ---------------------------------------

     In the event that a Participant's service is terminated for any reason and such Participant has been or is employed by any two or more Employers, his retirement or termination benefit, if any, shall be computed by applying the benefit formulas as if all the Employers were a single Employer; provided, however, if the Plan does not represent a single plan with respect to all such Employers, there must be a proper allocation (taking into account the Credited Service and Compensation applicable to each Employer or group of Employers with respect to which the Plan represents a single plan) of the costs of the resulting benefits among the Employers (with respect to which the Plan does not represent a single plan) by which such Participant has been or is employed.

3.4  NO DUPLICATION OF BENEFITS
     --------------------------

     Unless the context clearly provides otherwise, there shall be no duplication of benefits under the Plan or under any Supplement hereto, and the benefits payable under any Section of the Plan to or on behalf of a Participant shall be inclusive of the benefits, if any, concurrently payable to or on behalf of the same Participant under all other sections of the Plan and under any Supplement hereto.

                                      3-4

                                    SECTION 4
                                    ---------
                  GOVERNMENTAL REQUIREMENTS AFFECTING BENEFITS
                  --------------------------------------------

4.1  SPECIAL PROVISIONS REGARDING AMOUNT AND PAYMENT OF RETIREMENT INCOME
     --------------------------------------------------------------------

     The amount and payment of retirement income determined under Sections 2.1, 2.2, 2.3 and 2.4 hereof shall be subjected to the following provisions of this
Section 4.1.

     (A)  Limitation Imposed by Section 415 of Internal Revenue Code:

     (1)  Maximum Amount of Retirement Income: Any provisions herein to the
          -----------------------------------
          contrary notwithstanding, in no event shall the monthly retirement income that is payable on or after the first day of the limitation year beginning in 1987 to a Participant hereunder exceed the maximum amount of retirement income for defined benefit plans as specified in
          Section 415 of the Internal Revenue Code and regulations and rulings issued pursuant thereto; provided, however, that:

          (a) the maximum amount of retirement income applicable to a Participant who was a participant in the Superseded Plan, if any, before the limitation year beginning in 1983 and whose Credited Service includes service that was accrued prior to such limitation year, shall not be less than his current accrued benefit within the meaning of Section 235(g)(4) of the Tax Equity and Fiscal Responsibility Act of 1982;

          and

          (b) such maximum amount of retirement income applicable to a Participant who was a participant in the Superseded Plan, if any, before the limitation year beginning in 1987 and whose Credited Service includes service that was accrued prior to such limitation year, shall not be less than his current accrued benefit within the meaning of Section 1106(i)(3)(B) of the Tax Reform Act of 1986;

          and provided further, however, for any Plan Year ending on or before December 31, 1999, in the event that the sum of the defined benefit plan fraction and defined contribution plan fraction of a Participant, who is a participant in both a defined benefit plan and a defined contribution plan maintained by any Controlled Group Members, would exceed 1.0, the monthly retirement income payable on his behalf under the defined benefit plans shall be reduced to the amount that will result in such sum being equal to 1.0. In determining the maximum monthly retirement income payable on behalf of any Participant, all defined benefit plans (whether or not terminated) of the Controlled Group Members are to be treated as one defined benefit plan; and all defined contribution plans (whether or not terminated) of the Controlled Group Members are to be treated as one defined contribution plan. The proportion of the maximum monthly retirement income applicable to all such

                                      4-1
          defined benefit plans of the Controlled Group Members shall be determined on a pro rat-a basis depending upon the actuarially equivalent amount of retirement income other-wise accrued under each such defined benefit plan.

     (2)  Actuarial Assumptions: The mortality and interest assumptions that are
          ---------------------
          used to compute the actuarially equivalent maximum amounts of retirement income permitted under the provisions of this Section 4.1(A) shall be the same as those that are used in computing actuarially equivalent benefits payable on behalf of a Participant upon his retirement or termination of service and upon the exercise of optional forms of retirement income under the Plan except that:

          (a) the interest rate assumption shall not be less than 5% for the purposes of converting the maximum retirement income to a form other than a straight life annuity (with no ancillary benefits);

          (b) the interest rate assumption shall not be greater than 5% for the purposes of adjusting the maximum retirement income payable to a Participant who is over the social security retirement age within the meaning of Section 415(b)(8) of the Internal Revenue Code so that it is actuarially equivalent to such a retirement income commencing at the social security retirement age; and

          (c) the factor for adjusting the maximum permissible retirement income to a Participant who is less than age 62 years so that it is actuarially equivalent to such a retirement income commencing at age 62 years shall be equal to (i) the factor for determining actuarial equivalence for early retirement under the Plan or (ii) an actuarially computed reduction factor determined using an interest rate assumption of 5% and the mortality assumptions that apply in determining actuarially equivalent monthly retirement incomes under the Plan (except that the mortality decrement shall be ignored if a death benefit at least equal to the actuarially equivalent lump sum value of the Participant's Accrued Benefit would be payable under the Plan on behalf of the Participant if he remained in the service of the Employer and his service were to be terminated by, reason of his death prior to his Normal Retirement Date), whichever factor will provide the greater reduction. The factor for determining actuarial equivalence for early retirement under the Plan for any given age below age 62 years shall be determined by dividing (aa) the product of the early retirement adjustment factor that applies under the Plan at such given age multiplied by a factor that will convert, if applicable, the amount of retirement income payable in the manner described in Section 2.2(C) hereof commencing at such given age to an actuarially equivalent amount of retirement income payable as straight life annuity commencing at such given age by (bb) the pro-duct of the early retirement adjustment factor that applies under the Plan at age 62 years multiplied by a factor that will convert, if applicable, the amount of retirement income payable in the manner described in Section 2.2 hereof commencing at age 62 years to an actuarially

                                      4-2
               equivalent amount of retirement income payable as a straight life annuity commencing at age 62 years (where such actuarial conversion factors used in (aa) and (bb) above shall be determined in accordance with the provisions of this Section 4.1(A)).

     (3) Cost-of-Living Adjustments: In the event that the maximum amount of
     ------------------------------
     retirement income permitted under Section 415 of the Internal Revenue Code is increased after the date of commencement of a Participant's retirement income and prior to the date of termination of the Plan due to any cost-of-living adjustment announced by the Internal Revenue Service pursuant to the provisions of Section 415(d) of the Internal Revenue Code, the amount of monthly retirement income payable under the Plan to a Participant whose retirement income is restricted due to the provisions of such Section of the Internal Revenue Code shall be increased, effective as of January 1st of the calendar year for which such increase becomes effective or, if applicable, as of such other date as the Secretary of the Treasury or his delegate may prescribe as the date on which such increase shall become effective, to reflect the increase in the amount of retirement income that may be payable under the Plan as a result of such cost-of-living adjustment; provided, however, if the Employer maintains an "excess benefit plan" (within the meaning of Section 3(36) of the Employee Retirement Income Security Act of 1974) for the purpose of providing benefits for certain Participants in excess of the limitations on contributions and benefits imposed by Section 415 of the Internal Revenue Code and if the Participant or his Beneficiary receives or has received a benefit or benefits under such excess benefit plan and a portion of such benefit or benefits would be duplicated by the cost-of-living adjustment provided under this paragraph, then such cost-of-living adjustment that would represent a duplication of benefits shall not apply to the Participant or Beneficiary unless the value of the benefit payable from the excess benefit plan that would cause such duplication of benefits under this Plan is returned to the Employer by the Participant or Beneficiary within 60 days of the effective date of such cost-of-living adjustment or the date that such cost-of-living adjustment is announced by the Internal Revenue Service, whichever date is later; and provided further, however, that such 60-day period may be extended by the Committee if, in its opinion, reasonable cause exists for such an extension.

          (4) Special Rule for Participants in the National Bank of Commerce
              --------------------------------------------------------------
     Supplemental Executive Retirement Plan. Notwithstanding the foregoing, the
     --------------------------------------
     maximum monthly retirement income provided to any Participant who received a distribution from the National Bank of Commerce Supplemental Executive Retirement Plan prior to January 1, 2001 shall not exceed the limitations contained in Code Section 415 in effect on December 31, 2001.

     (B)  Requirement With Respect to Form of Payment: The Committee shall
          -------------------------------------------
provide each Participant, during the period beginning 90 days before his Annuity Starting Date and ending 30 days before his Annuity Starting Date (or as soon after the expiration of such period as is administratively practicable), written notification of the terms and conditions of payment that is provided under
Section 2.1(C), 2.2(C), 2.3(E) or 2.4(A) hereof, whichever is applicable, commencing as of his Annuity Starting Date, and, if the Participant is married, the terms and

                                      4-3
conditions of payment that is provided under the Qualified Joint and 50% Survivor Annuity Option commencing as of such date and the relative financial effect on the Participant's retirement income under such forms of payment. Any provisions of Section 2.1, 2.2, 2.3, 2.4(A) or 3.1 hereof to the contrary notwithstanding, if a Participant does not elect, in writing filed with the Committee during the election period described below, to receive the retirement income payable on his behalf on and after his Annuity Starting Date either (i) under the form of payment that is specified in Section 2.1 (C), 2.2(C), 2.3(E) or 2.4(A)(2), whichever is applicable, or (ii) under an optional form of payment described in and subject to the provisions of Section 3.1 hereof, such Participant shall be deemed to have elected, and the retirement income payable on and after his Annuity Starting Date shall automatically be paid in accordance with the provisions of, either:

     (1) if he does not have a spouse at his Annuity Starting Date, the form of payment that is specified in Section 2.1(C), 2.2(C), 2.3(E) or 2.4(A)(2), whichever is applicable; or

     (2) if he has a spouse at his Annuity Starting Date, the Qualified Joint and 50% Survivor Annuity Option; provided, however, if payment to the Participant in the form of a Qualified Joint and 50% Survivor Annuity would result in the amount of retirement income payable on behalf of such Participant being increased by a percentage that would cause the disparity in the rate of his employer-derived benefits under the Plan to exceed the maximum disparity permitted under Section 401(1) of the Internal Revenue Code and rulings and regulations issued with respect thereto, the Qualified Joint and Survivor Annuity of such Participant shall be changed to an actuarially equivalent Qualified Joint and Survivor Annuity that provides payments in equal monthly amounts to the Participant for his lifetime and in the event that he predeceases his spouse, the percentage of the monthly retirement income payable to such surviving spouse for life shall be increased (in increments of 5%) until the permitted disparity provided under Section 401(1) of the Internal Revenue Code is satisfied or until re-aching a maximum of 100%, and, if a joint and 100% survivor annuity will not satisfy the permitted disparity requirements of said Section 4.01(1), a period certain for which payments will be made shall be added to the joint and 100% survivor annuity (in increments of one year) until such permitted disparity requirements are satisfied.

Any Participant may make an election under this Section at any time (and any number of times) prior to the commencement of his retirement income or other benefit payments and during the period beginning on the date which is 90 days prior to his Annuity Starting Date and ending on the latest to occur of (i) his Annuity Starting Date, (ii) the date which is 90 days after the date on which he was provided with the general written explanation described above or (iii) the date which is 90 days after the date on which he was provided with any specific detailed information concerning the payment of his retirement income that is required to be furnished due to the request of the Participant. If any such Participant does not file his election with the Committee prior to the expiration of the election period described above, the commencement of his retirement income will be delayed until the end of such election period or until such earlier date

                                      4-4
as of which he files his election with the Committee, but he will be entitled to a retroactive payment with respect to those retirement income payments which were delayed. If any Participant has elected a form of payment other than the automatic form provided above and his retirement income or other benefit payments have not commenced, he may subsequently revoke such election, in writing filed with the Committee within the election period described above, in order to receive his retirement income payable in accordance with the automatic form provided above. Any provisions of Section 3.1 hereof to the contrary notwithstanding, if any Participant is not provided with the written notification described in the first sentence of this Section at least 30 days before his Annuity Starting Date but he files his election with the Committee, and his retirement income or other benefit commences, prior to the date which is 30 days after the date on which he was provided with such written notification, he may subsequently, in writing filed with the Committee prior to the expiration of such 30-day period, revoke such election and elect to receive his retirement income payable under any other form of payment that was available to him on his Annuity Starting Date; provided, however, in order for such revocation and new election to become effective, he shall be required to return to the Fund, prior to the expiration of such 30-day period, the portion, if any, of the payments that he has received that is in excess of the payments due under his newly elected form of payment, or, at the option of the Participant, future payments due under such newly elected form of payment may be reduced, over a period not to exceed 12 months (or such longer period as is required to recover such excess if the Participant's payments are reduced to zero), until such excess has been recovered. Any provisions herein to the contrary notwithstanding, the consent of the Participant's spouse during the applicable election period shall be required in order for the Participant to receive his retirement income in a form other than that provided under a Qualified Joint and Survivor Annuity.

     (D)  Qualified Preretirement Survivor Annuity: If a deceased Participant,
          ----------------------------------------
whose death occurs on or after his Initial Vesting Date and prior to his Annuity Starting Date had been married to his spouse throughout the one-year period immediately preceding his death and he had designated a person other than his spouse as his Beneficiary and such spouse has not consented to such other person being designated as the Beneficiary, the Participant shall be deemed to have:

     (1)  revoked his prior designation of Beneficiary;

     (2) designated such spouse as his Beneficiary to receive a portion of the death benefit payable on his behalf under Section 2.3(F), 2.4(A)(3) or 2.4(B), whichever is applicable;

     (3) specified that the portion of the benefit provided under Section 2.3(F), 2.4(A)(3) or 2.4(B) that is payable to his surviving spouse will be payable as an actuarially equivalent monthly income payable on the first day of each month with the first payment being due (only if said spouse is then living) on the Participant's Normal Retirement Date or the first day of the month coincident with or next following the date of the Participant's death, whichever is later, and with the last payment being the payment due immediately preceding such spouse's death;

                                      4-5

     (4) specified that the portion of the benefit provided under Section 2.3(F), 2.4(A)(3) or 2.4(B) that is payable to the surviving spouse shall have an actuarially equivalent lump sum value, determined as of the date of his death, of the monthly retirement income that would be payable to his surviving spouse, commencing on the Participant's Earliest Annuity Commencment Date, under the Qualified Joint and 50% Survivor Annuity Option if:

          (a) the Participant's service had been terminated on the date of his death for a reason other than disability retirement or death (or, if the Particpant is a vested terminated Participant entitled to a benefit under Section 2.4(A) hereof, he had survived to the Earliest Annuity Commencement Date);

          (b) the Participant had (for the purposes of determining the amount of such monthly retirement income commencing at his Earliest Annuity Commencement Date) waived the death benefit coverage under Section 2.4(A)(3) hereof, if applicable, during the period beginning on the date of his death and ending on his Earliest Annuity Commencement Date; and

          (c) the Participant had died immediately after such commencement of payment (one-half of the intial payment which would have been due the Participant on his Earliest Annuity Commencement Date shall be included in the determination of such lump sum value); and

     (5) designated such other person (or persons) that was named as his Beneficiary under such revoked designation as the Beneficiary to receive the remaining portion of such benefit payable on his behalf under and in accordance with the provisions of Section 2.3(F), 2.4(A)(3) or 2.4(B) hereof.

     In lieu of the payment of such benefit to the surviving spouse of a Participant in the form of monthly income described in Section 4.1(D)(3) above commencing at the Participant's Normal Retirement Date, such benefit may be paid on an actuarially equivalent basis to the Participant's spouse in such other manner and form permitted under Section 2.4(B) hereof and commencing on such other date permitted under Section 2.4(B) hereof as the surviving spouse may elect in writing filed with the Committee. For the purposes of Sections 4.1(D)(3) and 4.1(D)(4) above, the Earliest Annuity Commencement Date of a deceased disabled Participant on whose behalf a death benefit is payable under
Section 2.3(F) hereof and the monthly retirement income that would be payable to his surviving spouse, commencing on his Earliest Annuity Commencement Date, under the Qualified Joint and 50% Survivor Annuity Option, shall be determined as though such Participant had recovered from his total and permanent disability and had reentered the service of the Employer immediately prior to his death.

     If a deceased Participant, whose death occurs on or after his Initial Vesting Date and prior to his Annuity Starting Date, had been married to his spouse throughout the one-year period immediately preceding his death and he had designated a person other than his spouse as his Beneficiary and such spouse has consented prior to the Participant's attainment of the age of 35 years to such other person being designated as the Beneficiary but has not consented to such

                                      4-6
designation on or after either the Participant's attainment of such age or his separation from service, unless it is otherwise permissible under the provisions of Section 417 (or any other applicable section) of the Internal Revenue Code or regulations or rulings issued pursuant thereto for such a spouse to elect to waive his or her right to the qualified preretirement survivor annuity, such consent of such spouse shall be invalid and the benefit payable on behalf of such Participant shall be determined and payable in the manner described above as though the Participant spouse had not consented to such other person being designated as the Beneficiary of the Participant.

     The Committee shall provide each Employee, who is a Participant in the Plan, within the one-year period immediately following the date on which he attains the age of 32 years or on which he becomes a Participant in the Plan, whichever is later, or, if his service is terminated on or after his Initial Vesting Date and prior to his attaining the age of 35 years, the date of termination of his service or as soon thereafter as is administratively practicable, with written notification of (i) the terms and conditions upon which the Qualified Preretirement Survivor Annuity described above will be payable to his surviving spouse, (ii) the Participant's right to designate at any time prior to his death a person other than his spouse as his Beneficiary and the effect that such a designation will have on the Qualified Preretirement Survivor Annuity, (iii) the rights of the Participant's spouse in the event that the spouse does not consent to such designation and (iv) the right of the Participant to change his Beneficiary designation in accordance with the provisions of Section 5.2 hereof at any time prior to his death and the effect that such a change will have upon the Qualified Preretirement Survivor Annuity.

     If the Beneficiary of a Participant is his spouse but the Participant elects, pursuant to the provisions of Section 2.4(A)(3) or 2.4(B) hereof, whichever is applicable, an actuarially equivalent form of payment of the benefit provided under such applicable Section that does not provide for monthly payments during the lifetime of his spouse in an amount at least as great as the actuarially equivalent income, if any, that would have been payable to such spouse under the provisions of the Qualified Joint and 50% Survivor Annuity Option if the Participant had retired under the provisions of Section 2.1 or 2.2 hereof or his retirement income payments due under Section 2.4(A) hereof had commenced, whichever is applicable, on the day before his death while said option was in effect and he had died immediately thereafter, the Committee shall inform such Participant that such election will constitute an election not to receive a benefit which has the effect of a Qualified Preretirement Survivor Annuity provided under a qualified joint and survivor annuity as described in
Section 417 of the Internal Revenue Code, and the consent of the Participant's spouse shall be required in order for such an election to become effective.

     There shall be no duplication between the benefits provided under Sections 2.3(F), 2.4(A)(3) and 2.4(B) and under the Qualified Preretirement Survivor Annuity described in this Section 4.1(D), but the benefits under each shall be inclusive of the benefits under the other.

     (E)  Spousal Consent Requirement and Waiver: Any provisions herein to the
          --------------------------------------
contrary notwithstanding, if the consent of the spouse of the Participant is required for any reason under the provisions hereof, such consent in order to be effective must be in writing and witnessed by a Plan representative or a notary public. In the event that such consent is with respect to the election of a form of payment other than a Qualified Joint and Survivor Annuity or the

                                      4-7
designation of a person other than the spouse as the Participant's Beneficiary, such consent must acknowledge the specific form of payment that has been elected or the person who has been designated as Beneficiary, as the case may be, and must acknowledge the effect of such consent. Any of the above to the contrary notwithstanding, such spousal consent for any reason hereunder shall, unless otherwise required by the Committee or by applicable law, be waived for the purposes of the Plan if:

     (1) the spouse has previously consented to such specified action in accordance with the provisions above and such previous consent (a) permits changes with respect to such specified action without any requirement of further consent by such spouse and (b) acknowledges the effect of such consent by the spouse;

     or

     (2) it is established to the satisfaction of the Committee that such consent may not be obtained because there is no spouse, because the spouse cannot be located or because of such other circumstances as the Secretary of the Treasury or his delegate may prescribe by regulations as reasons for waiving the spousal consent requirement.

     (F)  Latest Date of Commencement of Payments: Except to the extent
          ---------------------------------------
otherwise permissible under rules or regulations issued by the Internal Revenue Service, distribution of the accrued benefit to which a Participant has a nonforfeitable interest must commence on a date not later than the earlier to occur of:

     (1) his Required Beginning Date, regardless of whether or not his service has been terminated; or

     (2)  the later of:

          (a) the date that is no later than the 60th day after the close of the Plan Year during which (i) his service is terminated for any reason, (ii) he attains the age of 65 years or (iii) the tenth anniversary of the date on which he initially commenced participation in the Plan or Superseded Plan, whichever is latest, occurs; or

          (b) the date that the Participant elects in accordance with the provisions of Section 3.1 hereof as the date of commencement of his retirement income;

provided, however, if an election of a form of payment has been made by a Participant prior to January 1, 1984 that provides for the commencement of his benefit at a date later than the date applicable under (1) or (2) above and such election both (i) satisfies the transitional rule in Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act of 1982 (P.L. 97-248) and (ii) it has not been subsequently revoked or changed (a change of Beneficiaries under the designation will not be considered to be a revocation or change of such form of payment so long as the change in Beneficiaries does not alter, directly or indirectly, the period over which distributions are to be made under such form of payment), distribution of the Participant's accrued benefit shall not be required to commence prior to the date of commencement specified in such election.

                                      4-8

     (G)  No Benefit Reduction Due to Post Termination Social Security Changes:
          --------------------------------------------------------------------
Benefits under the Plan shall not be decreased by reason of any increase in the benefit levels payable under Title II of the Social Security Act or by reason of any increase in the wage base under such Title II, if such increase takes place after September 2, 1974 or (if later) the earlier of the date of first receipt of such benefits or the date of the Participant's separation from service, as the case may be.

     (H)  Minimum Preserved Benefit Due to Certain Amendments: In the event that
          ---------------------------------------------------
the Plan or Superseded Plan has been or is amended effective as of a date on or after January 1, 1989 to eliminate or reduce a subsidy or an early retirement benefit or to change the actuarial assumptions used to determine actuarially equivalent benefits payable thereunder, the monthly retirement income or other benefit, if any, payable under the provisions of Section 2.1, 2.2, 2.3 or 2.4 (and Section 3.1 if an optional form of payment is applicable) to a Participant, who was a participant in the Plan or Superseded Plan as of the day immediately preceding the date that the elimination, reduction or change becomes effective (herein referred to as the 'Preservation Date') and who retires or whose service is terminated after the Preservation Date, shall be at least equal to the corresponding amount of the monthly retirement income or other benefit, if any, payable to him under the provisions of such applicable Section of the Plan (or, if applicable, the Section of the Superseded Plan that corresponds to such applicable Section of the Plan) as in effect on the Preservation Date computed using his Credited Service, Final Average Monthly Compensation and Covered Compensation (or, if applicable, their corresponding terms under the Superseded
Plan) determined as of the Preservation Date under the provisions of the Plan (or, if applicable, the Superseded Plan) as in effect on such date and using, if applicable, the mortality table and interest rate assumptions that applied under the provisions of the Plan (or, if applicable, the Superseded Plan) as in effect on the Preservation Date to compute actuarially equivalent benefits payable to a Participant who retired or whose service was terminated on the Preservation Date.

     (I)  Direct Rollover Options for Eligible Rollover Distributions:
          -----------------------------------------------------------
Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this section, a Distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a direct rollover.

4.2  LIMITATIONS ON BENEFITS REQUIRED BY THE INTERNAL REVENUE SERVICE
     ----------------------------------------------------------------

     (A)  Limitation in the Event of Plan Termination: In the event that the
          -------------------------------------------
Plan is terminated, the benefit of any Participant who is a Highly Compensated Employee (or a highly compensated former Employee) shall be limited to a benefit that is nondiscriminatory under Section 401(a)(4) of the Internal Revenue Code and regulations issued with respect thereto.

                                      4-9

     (B)  Limitation on Annual Payments:
          -----------------------------

     (1) The provisions of this Section (B) shall apply during each Plan Year to those Participants who during such Plan Year (a) are among the 25 highest-paid Participants (including former Participants) in the Plan (determined with respect to each Employer or group of Employers with respect to which the Plan represents a separate single plan) and (b) are Highly Compensated Employees (or highly compensated former Employees) and whose annual payments under the Plan must be restricted due to the provisions of Section 401(a)(4) of the Internal Revenue Code and regulations issued with respect thereto.

     (2) To the extent required by Section 401(a)(4) of the Internal Revenue Code and regulations issued with respect thereto, the annual benefit payable under the Plan to any such Participant to whom the provisions of this Section (B) are applicable shall not exceed an amount equal to the payments that would be made on his behalf under a single life annuity that is the actuarial equivalent of the sum of his accrued benefit and his other benefits under the Plan; provided, however, that such restriction shall not apply if.

          (a) after payment of the "benefits" (as defined below) to the Participants to whom the provisions of this Section (B) are applicable, the remaining value of Plan assets equals or exceeds 110% of the value of current liabilities within the meaning of
               Section 4120)(7) of the Internal Revenue Code and regulations issued with respect thereto;

          or

          (b) the value of the 'benefits' (as defined below) for such Participant is less than 1% of the value of current liabilities within the meaning of Section 4120)(7) of the Internal Revenue Code and regulations issued with respect thereto.

     (3) For the purposes of this Section (B), the term 'benefit' shall have the meaning assigned in Treasury Regulation 1.401(a)(4)-5(c) and shall include loans in excess of the amounts set forth in Section 72(p)(2)(A) of the Internal Revenue Code, any periodic income, any withdrawal values payable to a living Employee, and any death benefits not provided for by insurance on the Employee's life.

                                      4-10

4.3  BENEFITS NOFORFEITABLE IF PLAN IS TERMINATED
     --------------------------------------------

     In the event of the termination or partial termination of the Plan, the rights of each affected Participant in the Plan to benefits accrued to such date of termination, to the extent then funded, shall be nonforfeitable, where such benefits shall be determined and distributed as provided in Section 4.5 hereof; provided, however, if the participation in the Plan of one or more but not all Employers that are members of a group of Employers with respect to which the Plan represents a single plan is terminated, the Plan shall not be considered to have been terminated for the purposes of this Section 4.3 (although a partial termination of the Plan may result because of such termination of participation). Unless specifically, required otherwise by law or by rules or regulations of the Internal Revenue Service, the nonforfeitable rights granted to Participants under the provisions of this Section shall not apply with respect to (i) any benefits (or portions thereof that have been cashed out, whether voluntarily or involuntarily, under the provisions hereof and that have not been reinstated (by repayment or by the reinstatement of Credited Service accrued prior to the date of such cashout) in accordance with the provisions hereof prior to the date of the termination or partial termination of the Plan or (ii) any nonvested benefits at the date of termination of service of a terminated or retired Participant whose service was terminated prior to the date of termination or partial termination of the Plan.

4.4  MERGER OF PLAN
     --------------

     In the case of the merger or consolidation of the Plan with, or the transfer of assets or liabilities to, another qualified retirement plan, each Participant must be entitled to receive a benefit, upon termination of such other retirement plan after such merger, consolidation or transfer, which is at least equal to the benefit which he would have been entitled to receive immediately before the merger, consolidation or transfer if the Plan had been terminated at that time.

4.5  TERMINATION OF PLAN AND DISTRIBUTION OF TRUST FUND
     --------------------------------------------------

     In the event the Primary Sponsor shall be the subject of a Change of Ownership or Effective Control, the Plan will automatically be terminated. Upon termination of the Plan in accordance with the provisions hereof, the share of the assets of the Trust Fund available for distribution to the affected Participants and Beneficiaries shall be allocated and distributed in accordance with the following procedure.

     (A) The Committee shall determine the date of distribution and the share in the value of the assets of the Trust Fund that is attributable to each Employer or group of Employers with respect to which the Plan represents a single plan.

     (B)  The distribution of the asset value will, subject to the provisions of
Section 417(e)(1) of the Internal Revenue Code, be provided by the purchase of insured annuities from a company or companies selected by the Committee for each class of Participants and other persons entitled to benefits under the Plan, as specified in (C) below, except that, in lieu of the purchase of an annuity, a lump-sum distribution shall be made to or on behalf of a Participant if the present value actuarial equivalent of the Particpant's Accrued Benefit exceeds $5,000 and the

                                      4-11

Participant elects a lump sum distribution or (i) the actuarially equivalent lump sum value of the benefit to be distributed to him or on his behalf under the provisions of this Section 4.5 is equal to or less than $5,000, or is equal to or less than such larger amount that is permitted as an involuntary cashout of benefits under rules and regulations of the Internal Revenue Service and Pension Benefit Guaranty Corporation, and (ii) such distribution may be made without the necessity of having the consent of the recipient under any applicable rules or regulations of the Internal Revenue Service or Pension Benefit Guaranty Corporation. Any annuities purchased pursuant to the provisions of this Section 4.5 will be subject to the provisions hereof pertaining to the Qualified Joint and 50% Survivor Annuity Option and to the Qualified Preretirement Survivor Annuity.

     (C) The Committee shall determine the asset value available for distribution on behalf of each Employer or group of Employers with respect to which the Plan represents a single plan after taking into account the expenses of such distribution. After having determined such asset value available for distribution to each such Employer or group of Employers, as the case may be, and subject to the applicable provisions of any Supplement hereto pertaining to the distribution of assets upon the termination of the Plan, the Committee shall allocate such asset value (allocated to the particular Employer or group of Employers) as of the date of termination of the Plan in accordance with Section 4044 of the Employee Retirement Income Security Act of 1974, as amended.

     (D) In the event there be asset value remaining after satisfaction of all liabilities of the Plan to Participants and Beneficiaries, the Plan shall be amended in order to allocate any such residual assets, after purchase of annuities for inactive Participants, to the active Participants in the plan on such date of plan termination. The amendment to the Plan shall provide an additional benefit equal to the Participant's Final Average Monthly Compensation multiplied by his Credited Service as of the date of termination further multiplied by a percentage which will exactly eliminate the residual assets based upon the mortality and interest rate assumptions described in Section 1.1(B)(2) of the Plan. If the Plan terminates, the benefit for Participants in the active service of the Primary Sponsor shall be paid in a lump sum as soon as practical after approval of the appropriate governmental agencies.

For the purpose of this Section, Change in Ownership or Effective Control shall be defined and deemed to have occurred if

               (1) any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") acquires beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of voting securities of the Primary Sponsor where such acquisition causes such person to own twenty percent (20%) or more of the combined voting power of the then outstanding voting securities of the Primary Sponsor entitled to vote generally in the election of directors (the "Outstanding Corporation Voting Securities"); provided, however, that for purposes of this Subsection (1), the following acquisitions shall not be deemed to result in a Change of Ownership or Effective Control: (A) any acquisition directly from the Primary Sponsor, (B) any acquisition by the Primary

                                      4-12

          Sponsor, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Primary Sponsor or any corporation controlled by the Primary Sponsor or (D) any acquisition by any corporation pursuant to a transaction that complies with clauses (A), (B) and (C) of Subsection (3) below; and provided, further, that if any Person's beneficial ownership of the Outstanding Corporation Voting Securities reaches or exceeds 20% as a result of a transaction described in clause (A) or (B) above, and such Person subsequently acquires beneficial ownership of additional voting securities of the Primary Sponsor, such subsequent acquisition shall be treated as an acquisition that causes such Person to own twenty percent (20%) or more of the Outstanding Corporation Voting Securities; or

               (2) individuals who as of the date hereof, constitute the Board of Directors of the Primary Sponsor (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors of the Primary Sponsor; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Primary Sponsor's shareholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors of the Primary Sponsor; or

               (3) the shareholders of the Primary Sponsor approve of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Primary Sponsor ("Business Combination") or, if consummation of such Business Combination is subject, at the time of such approval by shareholders, to the consent of any government or governmental agency, the obtaining of such consent (either explicitly or implicitly by consummation); excluding, however, such a Business Combination pursuant to which (A) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Corporation Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than sixty percent (60%) of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation that as a result of such transaction owns the Primary Sponsor or all or substantially all of the Primary Sponsor's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Corporation Voting Securities, (B) no Person (excluding any employee benefit plan (or related trust) of the Primary Sponsor or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, twenty

                                      4-13
          percent (20%) or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

               (4) approval by the shareholders of the Primary Sponsor of a complete liquidation or dissolution of the Primary Sponsor.

     The successful closing of a merger agreement between National Commerce Bancorporation and CCB Financial Corporation on or before December 31, 2000 shall not be considered a Change of Ownership or Effective Control for the purposes of this Plan.

     (E) The order of priorities for, and the amounts and methods of, the distributions set forth in (C) above and the rights of Participants and Beneficiaries to benefits under the Plan shall be subject (i) to the distribution rules set forth in the Plan, (ii) to the limitations provided by Section of the Plan, (iii) to any changes, including the recapture of any prior distributions to Participants, as may be ordered by the Pension Benefit Guaranty Corporation and (iv) to any changes required by the Internal Revenue Service as a condition for issuing a favorable determination letter stating that the distribution of assets will not adversely affect the continued qualified status of the Plan under Section 401(a) of the Internal Revenue Code.

     (F) As soon as practicable after both (a) the date that the assets may be distributed under the rules and regulations of the Pension Benefit Guaranty Corporation and (b) the date that a favorable determination letter is received from the Internal Revenue Service stating that in its opinion the method of distribution will not adversely affect the continued qualified status of the Plan under Section 401(a) of the Internal Revenue Code, the Committee shall direct the Trustee to distribute the assets to the affected parties in accordance with such method.

4.6  SPECIAL PROVISIONS THAT APPLY IF PLAN IS TOP-HEAVY
     --------------------------------------------------

     The provisions of this Section 4.6 shall apply if the Superseded Plan was or the Plan is a "top-heavy plan" within the meaning of Section 416(g) of the Internal Revenue Code with respect to any Plan Year beginning after December 31, 1983.

     (A)  Determination of Plan Years in Which Plan is Top-heavy: The Plan shall
          -------------------------------------------------------
          be top-heavy with respect to an applicable Plan Year if:

     (1)  either:

          (a) any Participant, former Participant or Beneficiary in the Plan is a 'key Employee" within the meanings of Sections 416(i)(1) and 416(i)(5) of the

                                      4-14

               Internal Revenue Code (hereinafter referred to in this Section
               4.6 as "Key-Employees"); or

          (b) the Plan is required to be combined with any other plan, which is included in the Aggregation Group (as defined below) and which has a participant who is a Key Employee, in order to enable such other plan to meet the requirements of Section 401(a)(4) or
               Section 410 of the Internal Revenue Code;

     and

     (2) the ratio (determined in accordance with Section 416 of the Internal Revenue Code) as of the last day of the preceding Plan Year or, in the case of the first Plan Year, the last day of such first Plan Year (such day, whether applicable to the first Plan Year or to subsequent Plan Years, is hereinafter referred to in this Section 4.6 as the 'Determination Date') of:

          (a) the sum of (i) the present value of the cumulative accrued benefits for all Key Employees under all defined benefit plans included in the Aggregation Group plus (ii) the aggregate of the individual accounts of all Key Employees under all defined contribution plans included in such Aggregation Group;

          to

          (b) a similar sum determined for all Participants, former Participants and Beneficiaries - excluding any such Participant or former Participant (or his Beneficiary) who was a Key Employee for any prior Plan Year but who is not currently a Key Employee and also excluding, for Plan Years beginning after December 31, 1984, any Participant or former Participant (or his Beneficiary) who has not at any time during the five-year period ending on the Determination Date performed services for any employer maintaining a plan included in the Aggregation Group - under all defined benefit plans and defined contribution plans included in such Aggregation Group; is greater than 60%.

     For the purposes of this Section 4.6, the Aggregation Group shall mean the Plan plus all other defined benefit plans and defined contribution plans (including any such plans that terminated during the five-year period ending on the Determination Date), if any, maintained by the Controlled Group Members; provided, however, that any defined benefit plan or defined contribution plan of any Controlled Group Member that (i) does not have any participant who is a Key Employee and (ii) is not required to be combined with any other plan, which is included in the Aggregation Group and which has a participant who is a Key Employee, in order to enable such other plan to meet the requirements of Section 401(a)(4) or Section 410 of the Internal Revenue Code, shall be included in the Aggregation Group only if such defined benefit plan or defined contribution plan, together with other plans that are included in the Aggregation Group,

                                      4-15
as combined group satisfy the requirements of Sections 401(a)(4) and 410 of the Internal Revenue Code.

     The present value of an accrued benefit under the Plan shall, for the purposes of this Section 4.6, be determined as of the most recent valuation date that (i) is used for the Plan Year for computing Plan costs for minimum funding purposes (regardless of whether a valuation is actually performed for that year) and (ii) is within the 12-month period ending on the applicable Determination Date (such valuation date is herein referred to in this Section 4.6 as the 'Valuation Date'). Such present value of accrued benefits under the Plan shall be computed using 5% interest and the mortality table used for such Plan Year for computing Plan costs for minimum funding purposes.

     The present value of the cumulative accrued benefits under the other defined benefit plans included in the Aggregation Group and the aggregate of the individual accounts under the defined contribution plans included in such Aggregation Group shall be determined separately for each such plan in accordance with Section 416 of the Internal Revenue Code and regulations issued with respect thereto as of the "determination date" that is applicable to each such separate plan and that falls within the same calendar year that the Determination Date applicable to the Plan falls.

     Unless required other-wise under Section 416 of the Internal Revenue Code and regulations issued thereunder, a Participant's (or Beneficiary's) accrued benefit under the Plan shall be equal to the sum of:

     (1)  an amount equal to either:

          (a) if his service has not been terminated and he has not reached his Normal Retirement Date as of the Valuation Date, the Accrued Benefit that he has accrued as of the Valuation Date;

          (b) if his service has not been terminated and be has reached his Normal Retirement Date as of the Valuation Date, the monthly retirement income to which he would have been entitled under the normal retirement provisions of the Plan if he had retired on the Valuation Date;

          or

          (c) if his service has been terminated as of the Valuation Date, the amount of retirement income or other benefit that is payable on his behalf under the Plan on and after the Valuation Date;

          plus

     (2) the aggregate distributions made on his behalf during the five-year period ending on the Determination Date;

                                      4-16
provided, however, that his estimated accrued benefit between the Valuation Date and Determination Date applicable to the first Plan Year shall be included as part of his accrued benefit with respect to the first Plan Year only. Any provisions hereof to the contrary notwithstanding and solely for the purpose of determining if the Plan is top-heavy with respect to an applicable Plan Year beginning after December 31, 1986, the accrued benefit of any Employee who is not a Key Employee shall be determined under the method which is used for accrual purposes for all defined benefit plans included in the Aggregation Group or, if a single method is not used for all such defined benefit plans, the accrued benefit of such Employee shall be determined as though it accrued not more rapidly than the slowest accrual rate permitted under the fractional accrual rule of Section 41 1 (b)(1)(C) of the Internal Revenue Code.

     (B)  Minimum Vesting Provisions if Plan Becomes Top-Heavy: Any other
          -----------------------------------------------------
provision of the Plan to the contrary notwithstanding, the Initial Vesting Date of a Participant in the Plan, who has accrued an Hour of Service during any Plan Year that is subsequent to the last Plan Year that the Plan was not top-heavy, for the purpose of determining his eligibility for the benefit provided under
Section 2.4(A) hereof during any Plan Year that is subsequent to the last Plan Year that the Plan was not top-heavy, shall not be later than (i) the date as of which he completes two years of Vesting Service or (ii) the first day of the Plan Year immediately following the last Plan Year that the Plan was not top-heavy, whichever is later, but the Vested Percentage of the Participant for the purposes of Section 2.4(A)(1) shall be 100% with respect to the portion of his Accrued Benefit that is attributable to his own contributions, if any, and shall not be less than the percentage specified in the schedule below, based upon the Participant's number of years (ignoring fractions) of Vesting Service as of the date of termination of his service, with respect to the portion of his Accrued Benefit that is attributable to employer contributions:

                    Years of Vesting                Vested
                        Service                   Percentage
                    ----------------              ----------
                       Less than 2                     0%
                       2                              20%
                       3                              40%
                       4                              60%
                       5 or More                     100%

In the event that the Plan ceases to be top-heavy with respect to any subsequent Plan Year, the following provisions will apply with respect to the minimum benefits to which such a Participant is entitled under Section 2.4(A) hereof during such subsequent Plan Years that the Plan is not top-heavy:

     (1) if the Participant had not completed at least two years of Vesting Service as of the last day of the last Plan Year during which the Plan was top-heavy, his nonforfeitable right to the benefits to which he is entitled under Sect-ion 2.4(A) hereof shall be determined as though the Plan had never been top-heavy;

     (2) if the Participant had completed at least two but had not completed at least three years of Vesting Service as of the last day of the last Plan Year during which the Plan was top-heavy, he shall be eligible for a minimum benefit payable under

                                      4-17

          Section 2.4(A) hereof; such minimum benefit provided under Section 2.4(A)(1) shall be based upon (a) 100% of the portion of his Accrued Benefit that he has accrued as of the date of termination of his service that is attributable to his own contributions, if any, plus
          (b) the product of (i) the portion of the Accrued Benefit that he had accrued as of the date of termination of his service that is attributable to employer contributions multiplied by (ii) his Vested Percentage determined as of the last day of the last Plan Year during which the Plan was top-heavy;

     (3) if the Participant had completed at least three years of Vesting Service as of the last day of the last Plan Year during which the Plan was top-heavy, he shall be eligible for the benefit provided under
          Section 2.4(A) hereof, but the Participant's Vested Percentage shall be determined in the same manner as though the Plan had remained top-heavy; and

     (4) the Accrued Benefit that a Participant, whose Vesting Service includes service that was accrued on or prior to the last day of the last Plan Year that the Plan was top-heavy, has accrued as of any give date shall not be less than the actuarial equivalent of (a) the benefit provided on his behalf under Section 4.6(C) (1) below as of such given date plus (b) the benefit provided on his behalf under Section 4.6(C)(2)(a) below as of the last day of the last Plan Year during which the Plan was top-heavy less (c) the amount of the benefit provided on his behalf under Section 4.6(C)(2)(b) below as of such given date.

     (C)  Minimum Benefit If Plan Becomes Top-Heavy: In the event that the
          ------------------------------------------
service of a Participant is terminated on or after his Initial Vesting Date for any reason, the retirement income payable to the Participant under the provisions of Section 2.1, 2.2, 2.3 or 2.4(A) hereof or, if the service of the Participant is terminated by reason of his death, the retirement income which he has accrued as of the date of his death that is used to determine the benefit payable on his behalf under the provisions of Section 2.4(B) hereof, whichever is applicable, shall not be less than that amount of retirement income which is actuarially equivalent (based upon the interest and mortality assumptions that are being used under the Plan as of the date of his retirement or termination of service to determine actuarially equivalent non-decreasing annuities) to an amount equal to the excess, if any, of:

     (1) a monthly retirement income payable to the Participant for life (with w ancillary benefits) commencing at his Normal Retirement Date in an amount equal to (i) 2% of his 'IRC 416 Final Average Monthly Compensation' multiplied by (ii) his number of years of Vesting Service, not in excess of 10 years, that were accrued during those Plan Years in which the Plan was top-heavy, with the resulting product of (i) and (ii) multiplied by (iii) his Vested Percentage at the date of his retirement or termination of service; provided, however, if the Participant retires after his Normal Retirement Date, the amount of the monthly retirement income determined under this Subparagraph (a) shall not be less than the actuarial equivalent of the monthly retirement income determined in accordance with this subparagraph that would have been payable to the Participant if he had retired on his Normal Retirement Date;

                                      4-18
     over

     (2) the monthly retirement income payable to the Participant for life (with no ancillary benefits) commencing at his Normal Retirement Date in an amount equal to the sum of:

          (a) such amount of income, if any, that he has a nonforfeitable right to receive and that is attributable to employer contributions and is payable to the Participant under the other defined benefit plans, if any, which are included in the Aggregation Group;

          plus

          (b) such amount of income that can be provided on an actuarially equivalent basis (based upon the interest and mortality assumptions that are being used under the Plan as of the date of his retirement or termination of service to determine actuarially equivalent non-decreasing annuities) by the amounts, if any, that he has a nonforfeitable right to receive and that are attributable to employer contributions and forfeitures that are credited to his account under the defined contribution plans, if any, included in the Aggregation Group;

provided, however, if the Aggregation Group includes one or more defined contribution plans and if, with respect to each Plan Year that the Plan is top-heavy, the Participant has received an allocation of employer contributions and forfeitures to his account under such defined contribution plan or plans which is equal to or greater than 5% of the IRC 415 Compensation that he received during such Plan Year from the employers maintaining plans included in the Aggregation Group, the minimum benefit described above in this Section 4.6(C) shall not apply to such Participant.

     For the purposes of this Section 4.6(C), a Participant's "IRC 416 Final Average Monthly Compensation" shall be equal to his average monthly rate of IRC 415 Compensation for the five consecutive calendar years, which are prior to the January 1st immediately following (i) the date of the Participant's retirement or termination of service or (ii) the close of the last Plan Year in which the Plan is top-heavy, whichever is earlier, during which he received the highest aggregate IRC 415 Compensation. Such average monthly rate will be determined by dividing the total of such IRC 415 Compensation that he received during such five-consecutive-calendar year period from the employers maintaining plans included in the Aggregation Group by the product equal to 12 times the number of years of Vesting Service which be accrued during such five-calendar-year period. In the event that the Participant does not receive both IRC 415 Compensation and Vesting Service during a calendar year or calendar years, such calendar year or calendar years during which he did not receive both IRC 415 Compensation and Vesting Service shall be ignored and excluded in determining the five consecutive calendar years during which he received the highest aggregate IRC 415 Compensation.

                                      4-19

                                    SECTION 5
                                    ---------

                 MISCELLANEOUS PROVISIONS REGARDING PARTICIPANTS
                 -----------------------------------------------

5.1  PARTICIPANTS TO FURNISH REQUIRED INFORMATION
     --------------------------------------------

     Each Participant, his spouse and his Beneficiaries and joint pensioners will furnish to the Committee such information as the Committee considers necessary or desirable for purposes of administering the Plan, and the provisions of the Plan respecting any payments thereunder are conditional upon the Participant's, Beneficiary's or joint pensioner's furnishing promptly such true, full and complete information as the Committee may request.

     Each Participant will submit proof of his age and marital status and proof of the age and continued life of each Beneficiary and joint pensioner designated or selected by him to the Committee at such time as required by the Committee. The Committee will, if such proof of age, marital status or continued life is not submitted as required, use as conclusive evidence thereof, such information as is deemed by it to be reliable, regardless of the source of such information. Any adjustment required by reason of lack of proof or the misstatement of the age of persons entitled to benefits hereunder, by the Participant or otherwise, will be in such manner as the Committee deems equitable.

     Any notice or information which, according to the terms of the Plan or the rules of the Committee, must be filed with the Committee, shall be deemed so filed at the time that it is actually received by the Committee.

     The Employer, the Committee, and any person or persons involved in the administration of the Plan shall be entitled to rely upon any certification, statement, or representation made or evidence furnished by an Employee, Participant, Beneficiary or joint pensioner with respect to his age or other facts required to be determined under any of the provisions of the Plan and shall not be liable on account of the payment of any monies or the doing of any act or failure to act in reliance thereon. Any such certification, statement, representation or evidence, upon being duly made or furnished, shall be conclusively binding upon the person furnishing same; but it shall not be binding upon the Employer, the Committee, or any other person or persons involved in the administration of the Plan, and nothing herein contained shall be construed to prevent any of such parties from contesting any such certification, statement, representation or evidence or to relieve the Employee, Participant, Beneficiary or joint pensioner from the duty of submitting satisfactory proof of any such fact.

5.2  BENEFICIARIES
     -------------

     Subject to the provisions of the following paragraphs of this section, each Participant may, on a form provided for that purpose, signed and filed with the Committee, designate a Beneficiary to receive the benefit, if any, which may be payable under the Plan in the event of his death, and each designation may be revoked by such Participant by signing and filing with the Committee a new designation of Beneficiary form.

                                      5-1

     If a deceased Participant, who has been married to his spouse throughout the one-year period immediately preceding his death, has designated a person other than his spouse as his Beneficiary and such spouse has not consented in accordance with the provisions of Section 4.1(E) hereof, either after the date of the Participant's separation from service or on or after the date that the Participant attained the age of 35 years, to such other person being designated as the Beneficiary, the provisions of Section 4.1(D) hereof, relating to the qualified preretirement survivor annuity payable to his surviving spouse, will apply in the event of his death on or after his Initial Vesting Date, and the Participant will automatically be deemed to have changed his designation of Beneficiary to the extent necessary to comply with the provisions of Section 4.1(D).

     If a deceased Participant who had a spouse at the date of his death failed to designate a Beneficiary in accordance with the provisions of this section, he shall be deemed to have designated his spouse as his Beneficiary. If a deceased Participant who had no spouse at the date of his death failed to designate a Beneficiary in accordance with the provisions of this section or if a deceased Participant (whether or not he has a surviving spouse at the date of his death) had previously designated a Beneficiary but no designated Beneficiary is surviving at the date of his death, the death benefit, if any, that may be payable under the Plan with respect to such deceased Participant may be paid, in the discretion of the Committee but subject to the provisions of Sections 4.1(D) and 4.1(E) hereof if the spouse of such deceased Participant is surviving, either to:

     (1) any one or more of the persons comprising the group consisting of the Participant's spouse, the Participant's descendants, the Participant's parents or the Participant's heirs-at-law, and the Committee may direct the payment of the entire benefit to any member of such group or the apportionment of such benefit among any two or more of them in such shares as the Committee, in its sole discretion, shall determine; or

     (2)  the estate of such deceased Participant;

or in the event the Committee does not so direct any of such payments, the Committee may elect to have a court of applicable jurisdiction determine to whom a payment or payments shall be paid. In any of such cases, if the commuted value of the remaining monthly income payments is equal to or less than the maximum amount that is permissible as an involuntary cashout of accrued benefits under Sections 411(a)(11) and 417(e) of the Internal Revenue Code and regulations issued with respect thereto, the commuted value of the remaining payments shall, subject to the provisions of Section 3.2 hereof, be paid in a lump sum. Any payment made to any person pursuant to the provisions of this Section 5.2 shall operate as a complete discharge of all obligations under the Plan with respect to such deceased Participant and shall not be subject to review by anyone but shall be final, binding and conclusive on all persons ever interested hereunder.

                                      5-2

5.3  CONTINGENT BENEFICIARIES
     ------------------------

     In the event of the death of a Beneficiary who survives the Participant and who, at the Beneficiary's death, is receiving benefits pursuant to the provisions of the Plan within any certain period specified under the Plan with respect to which death benefits are payable under the Plan after the Participant's death, the same amount of monthly retirement income that the Beneficiary was receiving shall be payable for the remainder of such specified certain period to a person designated by the Participant (in the manner provided in Section 5.2) to receive the remaining death benefits, if any, payable in the event of such contingency or, if no person was so named, then to a person designated by the Beneficiary (in the manner provided in Section 5.2) of the deceased Participant to receive the remaining death benefits, if any, payable in the event of such contingency; provided, however, that if no person so designated be living upon the occurrence of such contingency, then the remaining death benefits, if any, shall be payable for the remainder of such specified certain period, in the discretion of the Committee, either to:

     (1) all or any one or more of the persons comprising the group consisting of the Participant's spouse, the Beneficiary's spouse, the Participant's descendants, the Beneficiary's descendants, the Participant's parents, the Beneficiary's parents, the Participant's heirs-at-law or the Beneficiary's heirs-at-law, and the Committee may direct the payment of the entire benefit to any member of such group or the apportionment of such benefit among any two or more of them in such shares as the Committee, in its sole discretion, shall determine;

     or

     (2)  the estate of such deceased Beneficiary;

or in the event the Committee does not so direct any of such payments, the Committee may elect to have a court of applicable jurisdiction determine to whom a payment or payments shall be paid. In any of such cases, if the commuted value of the monthly income payments due for the remainder of the specified certain period is equal to or less than the maximum amount that is permissible as an involuntary cashout of accrued benefits under Sections 411(a)(11) and 417(e) of the Internal Revenue Code and regulations issued with respect thereto, the commuted value of the remaining payments shall, subject to the provisions of
Section 3.2 hereof, be paid in a lump sum. Any payments made to any person pursuant to the provisions of this Section 5.3 shall operate as a complete discharge of all obligations under the Plan with respect to such deceased Beneficiary and shall not be subject to review by anyone but shall be final, binding and conclusive on all persons ever interested hereunder.

5.4  PARTICIPANT'S RIGHTS IN TRUST FUND
     ----------------------------------

     No Participant or other person shall have any interest in or any right in, to or under the Trust Fund, or any part of the assets held thereunder, except as to the extent expressly provided in the Plan.

                                      5-3

5.5  BENEFITS NOT ASSIGNABLE
     -----------------------

     Except to the extent required to comply with a qualified domestic relations order as described in Sections 401(a)(13) and 414(p) of the Internal Revenue Code, no benefits, rights or accounts shall exist under the Plan which are subject in any manner to voluntary or involuntary anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any attempt so to anticipate, alienate, transfer, assign, pledge, encumber or charge the same shall be null and void; nor shall any such benefit, right or account under the Plan be in any manner liable for or subject to the debts, contracts, liabilities, engagements, torts or other obligations of the person entitled to such benefit, right or account; nor shall any benefit, right or account under the Plan constitute an asset in case of the bankruptcy, receivership or divorce of any person entitled under the Plan; and any such benefit, right or account under the Plan shall be payable only directly to the Participant or Beneficiary, as the case may be. Where a qualified domestic relations order has been received by the Committee, the terms and benefits of the Plan will be considered to have been modified with respect to the Participant affected to the extent that such order requires benefits to be paid to specified individuals other than the Participant.

5.6  BENEFITS PAYABLE TO MINORS AND INCOMPETENTS
     -------------------------------------------

     Whenever any person entitled to payments under the Plan shall be a minor or under other legal disability or in the sole judgment of the Committee shall otherwise be unable to apply such payments to his own best interest and advantage (as in the case of illness, whether mental or physical, or where the person not under legal disability is unable to preserve his estate for his own best interest), the Committee may in the exercise of its discretion direct all or any portion of such payments to be made in any one or more of the following ways unless claim shall have been made therefor by an existing and duly appointed guardian, tutor, conservator, committee or other duly appointed legal representative, in which event payment shall be made to such representative:

     (A) directly to such person unless such person shall be an infant or shall have been legally adjudicated incompetent at the time of the payment;

     (B) to the spouse, child, parent or other blood relative to be expended on behalf of the person entitled or on behalf of those dependents as to whom the person entitled has the duty of support; or

     (C) to a recognized charity or governmental institution to be expended for the benefit of the person entitled or for the benefit of those dependents as to whom the person entitled has the duty of support.

     The decision of the Committee will, in each case, be final and binding upon all persons, and the Committee shall not be obliged to see to the proper application or expenditure of any payments so made. Any payment made pursuant to the power herein conferred upon the Committee shall operate as a complete discharge of the obligations of the Trustee and of the Committee.

                                      5-4

5.7  CONDITIONS OF EMPLOYMENT NOT AFFECTED BY PLAN
     ---------------------------------------------

     The establishment and maintenance of the Plan will not be construed as conferring any legal rights upon any Participant to the continuation of his employment with the Employer, nor will the Plan interfere with the right of the Employer to discipline, lay off or discharge any Participant. The adoption and maintenance of the Plan shall not be deemed to constitute a contract between the Employer and any Employee or to be a consideration for, inducement to, or condition of employment of any person.

5.8  NOTIFICATION OF MAILING ADDRESS
     -------------------------------

     Each Participant and other person entitled to benefits hereunder shall file with the Committee from time to time, in writing, his post office address and each change of post office address, and any check representing payment hereunder and any communication addressed to a Participant, a former Participant, a Beneficiary or a pensioner hereunder at his last address filed with the Committee (or, if no such address has been filed, then at his last address as indicated on the records of the Employer) shall be binding on such person for all purposes of the Plan, and neither the Committee nor the Trustee shall be obliged to search for or ascertain the location of any such person.

     If the Committee, for any reason, is in doubt as to whether retirement income payments are being received by the person entitled thereto, it may, by registered mail addressed to such person and to such person's designated Beneficiary, if any, at their address last known to the Committee, notify such person and his Beneficiary that all unmailed and future retirement income payments shall be henceforth withheld until the Committee is provided with evidence of such person's continued life and his proper mailing address or with evidence of such person's death. In the event that (i) such notification is mailed to such person and his designated Beneficiary, (ii) the Committee is not furnished with evidence of such person's continued life and proper mailing address or with evidence of his death within three years of the date such notification was mailed and (iii) the Committee is unable to find any person to whom payment is due under the provisions of the Plan within three years of the date such notification was mailed, all retirement income and other benefit payments due shall be forfeited at the end of such three-year period following the date such notification was mailed; provided, however, if claim for any forfeited benefit is subsequently made by any such person to whom payment is due under the Plan, such forfeited benefits due such person shall be reinstated.

5.9  WRITTEN COMMUNICATIONS REQUIRED
     -------------------------------

     Any notice, request, instruction, or other communication to be given or made hereunder shall be in writing and may be delivered to the addressee personally, may be delivered to the addressee by a commercial delivery service at the last address for notice shown on the Committee's records, or may be deposited in the United States mail fully postpaid and properly addressed to such addressee at the last address for notice shown on the Committee's records.

                                      5-5

5.10 BENEFITS PAYABLE AT OFFICE OF TRUSTEE
     -------------------------------------

     All benefits hereunder, and installments thereof, shall be payable at the office of the Trustee.

5.11 APPEAL TO COMMITTEE
     -------------------

     A Participant or Beneficiary who feels he is being denied any benefit or right provided under the Plan must file a written claim with the Committee. All such claims shall be submitted on a form provided by the Committee which shall be signed by the claimant and shall be considered filed on the date the claim is received by the Committee.

     Upon the receipt of such a claim and in the event the claim is denied, the Committee shall, within 90 days after its receipt of such claim, provide such claimant a written statement which shall be delivered or mailed to the claimant by certified or registered mail to his last known address, which statement shall contain the following:

     (A)  the specific reason or reasons for the denial of benefits;

     (B) a specific reference to the pertinent provisions of the Plan upon which the denial is based;

     (C) a description of any additional material or information that is necessary; and

     (D)  an explanation of the review procedure provided below;

provided, however, in the event that special circumstances require an extension of time for processing the claim, the Committee shall provide such claimant with such written statement described above not later than 180 days after receipt of the claimant's claim, but, in such event, the Committee shall furnish the claimant, within 90 days after its receipt of such claim, written notification of the extension explaining the circumstances requiring such extension and the date that it is anticipated that such written statement will be furnished.

     Within 60 days after receipt of a notice of a denial of benefits as provided above, if the claimant disagrees with the denial of benefits, the claimant or his authorized representative must request, in writing, that the Committee review his claim and may request to appear before the Committee for such review. In conducting its review, the Committee shall consider any written statement or other evidence presented by the claimant or his authorized representative in support of his claim. The Committee shall give the claimant and his authorized representative reasonable access to all pertinent documents which the Committee deems pertinent and necessary for the preparation of his claim.

     Within 60 days after receipt by the Committee of a written application for review of his claim, the Committee shall notify the claimant of its decision by delivery or by certified or registered mail to his last known address; provided, however, in the event that special circumstances require an extension of time for processing such application, the Committee shall

                                      5-6
so notify the claimant of its decision not later than 120 days after receipt of such application, but, in such event, the Committee shall furnish the claimant, within 60 days after its receipt of such application, written notification of the extension explaining the circumstances requiring such extension and the date that it is anticipated that its decision will be furnished. The decision of the Committee shall be in writing and shall include the specific reasons for the decision presented in a manner calculated to be understood by the claimant and shall contain reference to all relevant Plan provisions on which the decision was based. The decision of the Committee shall be final and conclusive.

                                      5-7

                                    SECTION 6
                                    ---------
                 MISCELLANEOUS PROVISIONS REGARDING THE EMPLOYER
                 -----------------------------------------------

6.1  CONTRIBUTIONS
     -------------

     No contributions shall be required of or permitted to be made by any Participant. The Employer intends, but does not guarantee, to make annual contributions in amounts at least equal to the amounts, if any, required to meet the minimum funding requirements of Section 412 of the Internal Revenue Code, as specified in the actuary's valuation reports for the applicable periods of time. Subject to applicable provisions of law, neither the Employer nor any of its officers, agents or Employees, nor any member of its board of directors, nor any partner or sole proprietor, guarantees, in any manner the payment of benefits under the Plan.

6.2  EMPLOYER'S CONTRIBUTIONS IRREVOCABLE
     ------------------------------------

     The Employer shall have no right, title or interest in the Trust Fund or in any part thereof, and no contributions made thereto shall revert to the Employer except such part of the Trust Fund, if any, that remains therein after the satisfaction of all liabilities to persons entitled to benefits under the Plan and except as provided in the following paragraph.

     All contributions to the Plan are made subject to the qualification of the Plan under Section 401 of the Internal Revenue Code and to their deductibility under Section 404 of said Code. In the event that the Plan represents a newly established retirement plan (and not an amendment of an existing retirement plan) with respect to an Employer and such qualification of the Plan is denied, the total contributions of the Employer, adjusted for any earnings or losses of the Trust Fund attributable thereto, shall be returned to the Employer within one year of the date of denial of qualification. In the event that a contribution either is made by a good faith mistake of fact or is disallowed. as a tax deductible expense under Section 404 of the Internal Revenue Code, the excess of the amount contributed over either the amount that would have been contributed if there had not been such a mistake or the amount that is allowed as a tax deductible expense, as the case may be, with such excess reduced by the net losses, if any, of the Trust Fund attributable thereto (but without any increase due to the net earnings, if any, of the Trust Fund attributable thereto), shall be returned to the Employer within one year of the date of the mistaken payment or the disallowance of the deduction, as the case may be.

6.3  FORFEITURES
     -----------

     Forfeitures shall not be used to increase the benefits that any Participant would otherwise receive under the Plan at any time prior to the termination of the Plan but shall be anticipated in determining the costs under the Plan.

                                      6-1

6.4  AMENDMENT OF PLAN
     -----------------

     The Plan may be amended from time to time in any respect whatever by formal action on the part of the Primary Sponsor in the manner described in Section 6.7 hereof specifying such amendment, subject only to the following limitations:

     (A) Under no condition shall such amendment result in or permit the return or repayment to any Employer of any property held or acquired by the Trustee hereunder or the proceeds thereof or result in or permit the distribution of any such property for the benefit of anyone other than the Participants and their Beneficiaries or joint pensioners, except to the extent provided by Section 4.5 and Section 6.6 hereof with respect to termination of the Plan and expenses of administration, respectively.

     (B) Under no condition shall such amendment change the duties or responsibilities of the Trustee hereunder without its written consent.

     Except to the extent permissible to comply with any laws or regulations of the United States or of any state to qualify this as a tax-exempt plan and trust, no amendment may be made that would result in a slower rate of vesting under the Plan for any Participant who has completed at least three years of Vesting Service as of the effective date of such amendment or, if later, as of the date such amendment is adopted, unless such amendment provides that each such Participant may elect, during the period described below, to retain the rate of vesting in effect under the Plan prior to such amendment in lieu of the new rate of vesting. The period during which the election described in the preceding sentence may be made shall begin no later than the date the Plan amendment is adopted and shall end no earlier than 60 days after (i) the date the amendment is adopted, (ii) the effective date of such amendment or (iii) the date the Participant is notified in writing of the amendment by the Committee, whichever is the latest date to occur.

     Subject to the foregoing limitations, any amendment may be made retroactively which, in the judgment of the Committee, is necessary or advisable provided that such retroactive amendment does not deprive a Participant, without his consent, of a right to receive benefits hereunder which have already vested and matured in such Participant, except such modification or amendment as shall be necessary to comply with any laws or regulations of the United States or of any state to qualify this as a tax-exempt plan and trust.

     The participation in the Plan of Employers other than the Primary Sponsor shall not limit the power of the Primary Sponsor under the foregoing provisions, and all amendments by the Primary Sponsor to the Plan shall be binding upon all other Employers.

     Any Supplement to the Plan adopted by an Employer or Employers shall apply only to the Employees of the Employer or Employers adopting such supplement and shall not affect the continued operation of the Plan with respect to any other Employers.

                                      6-2

6.5  TERMINATION OF PLAN
     -------------------

     The Plan may be terminated by the Primary Sponsor at any time by formal action, in the manner described in Section 6.7 hereof, specifying (a) that the Plan is being terminated and (b) the date as of which the termination is to be effective. In the event the Plan is to be terminated, the Primary Sponsor shall notify the Committee and the Trustee of such termination.

     The Plan or participation in the Plan may be terminated in the manner described above with respect to one, but less than all, of the Employers theretofore parties hereto and the Plan continued for the remaining Employer or Employers. The Plan or participation in the Plan shall automatically terminate as to a particular Employer only upon dissolution of such Employer or upon its liquidation, merger or consolidation without provisions being made by its successor, if any, for the continuation of the Plan.

     In the event of the liquidation, dissolution, merger or consolidation of the Employer under such circumstances that there shall be a successor person, firm or corporation continuing and carrying on all or a substantial part of its business, such successor may be substituted for the Employer under the terms of the Plan by formal action on the part of such successor in the manner described in Section 6.7 hereof specifying its election to continue the Plan.

6.6  EXPENSES OF ADMINISTRTION
     -------------------------

     The Employer may pay all expenses incurred in the establishment and administration of the Plan, including expenses and fees of the Trustee, but it shall not be obligated to do so, and any such expenses not so paid by the Employer shall be paid from the Trust Fund.

6.7  FORMAL ACTION BY EMPLOYER
     -------------------------

     Any formal action herein permitted or required to be taken by an Employer shall be:

     (1) if and when a partnership, by written instrument executed by one or more of its general partners or by written instrument executed by a person or group of persons who has been authorized by written instrument executed by one or more general partners as having authority to take such action;

     (2) if and when a proprietorship, by written instrument executed by the proprietor or by written instrument executed by a person or group of persons who has been authorized by written instrument executed by the proprietor as having authority to take such action;

     (3) if and when a corporation, by resolution of its board of directors or other governing board, or by written instrument executed by a person or group of persons who has been authorized by resolution of its board of directors or other governing board as having authority to take such action; or

     (4) if and when a joint venture, by formal action on the part of the joint venturers in the manner described above.

                                      6-3

                                    SECTION 7
                                    ---------
                                 ADMINISTRATION
                                 --------------

7.1  ADMINISTRATION BY COMMITTEE
     ---------------------------

     The Plan will be administered by the Administrative Committee appointed by the Primary Sponsor by formal action on its part in the manner described in
Section 6.7 hereof. Such Committee will consist of (a) a chairman and at least two additional members or (b) a single individual. Each member may, but need not, be a director, proprietor, partner, officer or Employee of any Employer, and each such member shall be appointed by the Primary Sponsor to serve until his successor shall be appointed in like manner. Any member of the Committee may resign by delivering his written resignation to the Primary Sponsor and to the other members, if any, of the Committee. The Primary Sponsor by formal action on its part in the manner described in Section 6.7 hereof may remove any member of the Committee by so notifying the member and other Committee members, if any, in writing. Vacancies on the Committee shall be filled by formal action on the part of the Primary Sponsor in the manner described in Section 6.7 hereof.

     The Committee, in its discretion, may delegate all or any part of its responsibilities of administering the provisions of the Plan with respect to any Employer or group of Employers to one or more individuals whom will be appointed by such Employer or group of Employers by formal action on its or their part in the manner described in Section 6.7 hereof. In such event, references to the "Committee" in any provisions hereof which apply with respect to such delegated responsibilities shall refer to such individuals instead of the Administrative Committee.

7.2  OFFICERS AND EMPLOYEES OF COMMITTEE
     -----------------------------------

     The Committee may appoint a secretary who may, but need not, be a member of the Committee and may employ such agents, clerical and other services, legal counsel, accountants and actuaries as may be required for the purpose of administering the Plan. Any person or firm so employed may be a person or firm then, theretofore or thereafter serving the Employer in any capacity. The Committee and any individual member of the Committee and any agent thereof shall be fully protected when acting in a prudent manner and relying in good faith upon the advice of the following professional consultants or advisors employed by the Employer or the Committee: any attorney insofar as legal matters are concerned, any certified public accountant insofar as accounting matters are concerned and any enrolled actuary insofar as actuarial matters are concerned.

7.3  ACTION BY COMMITTEE
     -------------------

     A majority of the members of the Committee shall constitute a quorum for the transaction of business and shall have full power to act hereunder. The Committee may act either at a meeting at which a quorum is present or by a writing subscribed by at least a majority of the members of the Committee then serving. Any written memorandum signed by the secretary or any member of the Committee who has been authorized to act on behalf of the Committee shall

                                      7-1
have the same force and effect as a formal resolution adopted in open meeting. Minutes of all meetings of the Committee and a record of any action taken by the Committee shall be kept in written form by the secretary appointed by the Committee or, if no secretary has been appointed by the Committee, by an individual member of the Committee. The Committee shall give to the Trustee any order, direction, consent or advice required under the terms of the Trust Agreement, and the Trustee shall be entitled to rely on any instrument delivered to it and signed by the secretary or any authorized member of the Committee as evidencing the action of the Committee.

     A member of the Committee may not vote or decide upon any matter relating solely to himself or vote in any case in which his individual right or claim to any benefit under the Plan is particularly involved. If, in any case in which any Committee member is so disqualified to act, the remaining members cannot agree or if there is only one individual member of the Committee, the Primary Sponsor, by formal action on its part in the manner described in Section 6.7 hereof, will appoint a temporary substitute member to exercise all of the powers of a qualified member concerning the matter in which the disqualified member is not qualified to act.

7.4  RULES AND REGULATIONS OF COMMITTEE
     ----------------------------------

     The Committee shall have the authority to make such rules and regulations and to take such action as may be necessary to carry out the provisions of the Plan and will, subject to the provisions of the Plan, decide any questions arising in the administration, interpretation and application of the Plan, which decisions shall be conclusive and binding on all parties. The Committee may allocate or delegate any part of its authority and duties as it deems expedient.

7.5  POWERS OF COMMITTEE
     -------------------

     In order to effectuate the purposes of the Plan, the Committee shall have the power to construe the Plan and to make equitable adjustments for any mistakes or errors made in the administration of the Plan, and all such actions or determinations made by the Committee in good faith shall not be subject to review by anyone. The Committee is given the power to appoint, in its discretion, one or more Investment Managers to manage, including the power to acquire or dispose of, all or any portion of the assets of the Plan and Trust Fund. The Committee is also given the power to serve as paying agent for the Trust Fund, if it so desires, or to appoint, in its discretion, a paying agent or agents to disburse the benefits payable from the Trust Fund and to authorize and direct the Trustee to make distribution to the Committee as paying agent or to such other paying agent as the Committee shall direct in writing.

7.6  DUTIES OF COMMITTEE
     -------------------

     The Committee shall, as a part of its general duty to supervise and administer the Plan:

     (1) determine all facts and maintain records with respect to any Employee's age, amount of Compensation, length of service, Hours of Service, Vesting Service, Credited Service and date of initial coverage under the Plan, and by application of the facts so determined and any other facts deemed material, determine the amount, if any, of benefit payable under the Plan on behalf of a Participant;

                                      7-2

     (2) establish, carry out and periodically review a funding policy and method consistent with the objectives of the Plan and the applicable lawful requirements of Title I of the Employee Retirement Income Security Act of 1974; provided, however, that any decisions pertaining to the amount and timing of contributions by the Employer to the Trust Fund are delegated to the Employer;

     (3)  give the Trustee specific directions in writing with respect to:

          (a) the making of distribution payments, giving the names of the payees, the amounts to be paid and the time or times when payments shall be made; and

          (b) the making of any other payments which the Trustee is not by the terms of the Trust Agreement authorized to make without a direction in writing of the Committee;

     (4) furnish the Trustee with such information (including information relative to the liquidity needs of the Plan) as is deemed necessary for the Trustee to carry out the purposes of the Trust Agreement;

     (5) comply with all applicable lawful reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974;

     (6) comply (or transfer responsibility for compliance to the Trustee) with all applicable Federal income tax withholding requirements for distribution payments imposed by the Tax Equity and Fiscal Responsibility Act of 1982;

     (7) engage on behalf of all Plan Participants an independent qualified public accountant to examine the financial statements and other records of the Plan for the purposes of an annual audit and opinion as to whether the financial statements and schedules in the annual report of the Plan are presented fairly in conformity with generally accepted accounting principles, unless such audit is waived by the Secretary of Labor or his delegate or unless such audit is otherwise not required; and

     (8) engage on behalf of all Plan Participants an enrolled actuary to prepare required actuarial statements, unless this requirement is waived by the Secretary of Labor or his delegate or unless such actuarial statements are otherwise not required.

     The foregoing list of express duties is not intended to be either complete or conclusive, and the Committee shall, in addition, exercise such other powers and perform such other duties as it may deem necessary, desirable, advisable or proper for the supervision and administration of the Plan.

                                      7-3

7.7  INDEMNIFICATION OF MEMBERS OF COMMITTEE
     ---------------------------------------

     To the extent not covered by insurance or if there is a failure to provide full insurance coverage for any reason and to the extent permissible under corporate by-laws and other applicable laws and regulations, the Employers agree to hold harmless and indemnify the members of the Committee against any and all claims and causes of action by or on behalf of any and all parties whomsoever and all losses therefrom, including, without limitation, costs of defense and attorneys' fees, based upon or arising out of any act or omission relating to or in connection with the Plan and Trust Agreement other than losses resulting from any such person's fraud or willful misconduct.

7.8  ACTUARY
     -------

     The actuary will do such technical and advisory work as the Committee or the Employer may request, including analysis of the experience of the Plan from time to time, the preparation of actuarial tables for the making of computations thereunder, and the submission of actuarial reports to the Primary Sponsor, which reports shall contain an actuarial valuation showing the financial condition of the Plan, a statement of the contributions to be made by the Employers and such other information as may be required by the Committee. The actuary shall be appointed by the Primary Sponsor to serve as long as it is agreeable to the Committee, the Primary Sponsor and the actuary.

7.9  FIDUCIARIES
     -----------

     The Trustee is the named fiduciary hereunder with respect to the powers, duties and responsibilities of investment of the Trust Fund, and the Committee is the plan administrator and is the named fiduciary hereunder with respect to the other powers, duties and responsibilities of the administration of the Plan; provided, however, that certain powers, duties and responsibilities of each of said named fiduciaries are specifically delegated to others under the provisions of the Plan and Trust Agreement, and other powers, duties and responsibilities of any fiduciaries may be delegated by written agreement to others to the extent permitted under the provisions of the Plan and Trust Agreement.

     The powers and duties of each fiduciary hereunder, whether or not a named fiduciary, shall be limited to those specifically delegated to each of them under the terms of the Plan and Trust Agreement. It is intended that the provisions of the Plan and Trust Agreement allocate to each fiduciary the individual responsibilities for the prudent execution of the functions assigned to each fiduciary. None of the allocated responsibilities or any other responsibilities shall be shared by two or more fiduciaries unless such sharing shall be provided by a specific provision in the Plan or the Trust Agreement. If any of the enumerated responsibilities of a fiduciary are specifically waived by the Secretary of Labor, then such enumerated responsibilities shall also be deemed to be waived for the purposes of the Plan and Trust Agreement. Whenever one fiduciary is required by the Plan or the Trust Agreement to follow the directions of another fiduciary, the two fiduciaries shall not be deemed to have been assigned a share of any responsibility, but the responsibility of the fiduciary giving the directions shall be deemed to be his sole responsibility and the responsibility of the fiduciary receiving those directions shall be to follow same insofar

                                      7-4
as such instructions on their face are proper under applicable law. Any fiduciary may employ one or more persons to render advice with respect to any responsibility such fiduciary has under the Plan or Trust Agreement.

     Each fiduciary may, but need not, be a director, proprietor, partner, officer or Employee of the Employer. Nothing in the Plan shall be construed to prohibit any fiduciary from:

     (1) serving in more than one fiduciary capacity with respect to the Plan and Trust Agreement;

     (2) receiving any benefit to which he may be entitled as a Participant or Beneficiary in the Plan, so long as the benefit is computed and paid on a basis that is consistent with the terms of the Plan as applied to all other Participants and Beneficiaries; or

     (3) receiving any reasonable compensation for services rendered, or for the reimbursement of expenses properly and actually incurred in the performance of his duties with respect to the Plan, except that no person so serving who already receives full-time pay from an Employer shall receive compensation from the Plan, except for reimbursement of expenses properly and actually incurred.

     Each fiduciary shall be bonded as required by applicable law or statute of the United States, or of any state having appropriate jurisdiction, unless such bond may under such law or statute be waived by the parties to the Trust Agreement. The Employer shall pay the cost of bonding any fiduciary who is an Employee of the Employer.

7.10 APPLICABLE LAW
     --------------

     The Plan will, unless superseded by federal law, be construed and enforced according to the laws of the State of Tennessee, and all provisions of the Plan will, unless superseded by federal law, be administered according to the laws of the said state.

                                      7-5

                                    SECTION 8
                                    ---------
                                   TRUST FUND
                                   ----------

8.1  PURPOSE OF TRUST FUND
     ---------------------

     The Trust Fund has been created and will be maintained for the purposes of the Plan, and the moneys thereof will be invested in accordance with the terms of the agreement and declaration of trust which forms a part of the Plan. All contributions will be paid into the Trust Fund, and all benefits under the Plan will be paid from the Trust Fund.

8.2  BENEFITS SUPPORTED ONLY BY TRUST FUND
     -------------------------------------

     Subject to applicable provisions of law, any person having any claim under the Plan will look solely to the assets of the Trust Fund for satisfaction.

8.3  TRUST FUND APPLICABLE ONLY TO PAYMENT OF BENEFITS
     -------------------------------------------------

     The Trust Fund will be used and applied only in accordance with the provisions of the Plan, to provide the benefits thereof, and no part of the corpus or income of the Trust Fund will be used for, or diverted to, purposes other than for the exclusive benefit of Participants and other persons thereunder entitled to benefits, except to the extent provided in Section 4.5 and Section 6.6 hereof with respect to termination of the Plan and expenses of administration, respectively.

                                      8-1

     IN WITNESS WHEREOF, National Commerce Financial Corporation has caused this
instrument to be executed by its duly authorized officers on this     day of
                                                                  ---
              , 2001, effective as of July 31, 2001.
--------------

(CORPORATE SEAL)

                     NATIONAL COMMERCE FINANCIAL CORPORATION

                     By:
                           -----------------------------
                     Title:
                           -----------------------------

                                FIRST SUPPLEMENT
                                ----------------
                                       TO
                                       --
             NATIONAL COMMERCE FINANCIAL CORPORATION RETIREMENT PLAN
             -------------------------------------------------------
                As Amended and Restated Effective August 1, 2001

(A)  FIRST SUPPLEMENT A PART OF PLAN
     -------------------------------

     (1) This FIRST SUPPLEMENT TO NATIONAL COMMERCE FINANCIAL CORPORATION RETIREMENT PLAN (herein referred to as the "First Supplement") forms a part of the National Commerce Financial Corporation Retirement Plan.

     (2) All terms used in this First Supplement shall have the meanings assigned to them in the provisions of the Plan unless otherwise qualified by the context. There shall be no duplication of benefits provided under the Plan and this First Supplement, and the actuarially equivalent benefits payable under one shall be inclusive of the actuarially equivalent benefits payable under the other unless specifically provided otherwise in the provisions of the Plan or this First Supplement.

(B)  SPECIAL PROVISIONS APPLICABLE TO PARTICIPANTS WHO WERE PARTICIPANTS IN THE
     --------------------------------------------------------------------------
     NBC RETIREMENT PLAN AS OF FEBRUARY 28, 1994
     -------------------------------------------

     The provisions of this Section (B) shall apply only to those Participants who were active NBC Retirement Plan Participants as of February 28, 1994.

     For purposes of the provisions of Section (B)(1) and (B)(2) of the First Supplement, Final Average Monthly Compensation will be based on the assumption that the Participant's basic rate of Compensation as of January 1, 1994 (plus any bonus paid in January 1994) continues unchanged until his date of retirement or termination of service. However, a Participant who had attained the age of 55 as of February 28, 1994 shall have his Final Average Monthly Compensation determined on actual Compensation.

     (1)  Minimum Normal Retirement Income: Subject to the provisions of Section
          --------------------------------
          4.1 of the Plan, the monthly amount of retirement income determined under Section 2.1(B) of the Plan which is payable in accordance with the provisions of Section 2.1(C) of the Plan to a Participant to whom the provisions of this Section (B) are applicable who retires on or after his Normal Retirement Date shall not be less than the sum of:

          (a) 1.65% of his Final Average Monthly Compensation multiplied by his number of years of Credited Service;

                    plus

                                      S1-1

          (b) 0.65% of that portion, if any, of his Final Average Monthly Compensation that is in excess of the Covered Compensation that applies to him multiplied by his number of years of Credited Service that are not in excess of 35 years; provided, however, that such product shall not exceed (i) 0.75% of that portion, if any, of his Final Average Monthly Compensation at such given date that is in excess of the Covered Compensation that applies to him at such given date multiplied by (ii) his number of years of Credited Service at such given date that are not in excess of 35 years, with the resulting product multiplied by (iii) a factor that will effect a reduction of 1/180 for each month that his Normal Retirement Date precedes the date on which he will attain his Social Security Retirement Age.

          For purposes of the provisions of the First Supplement, "Social Security Retirement Age" shall have the meaning given such term by
          Section 415(b)(8) of the Internal Revenue Code and shall be:

          (a) age 65 years for a Participant whose date of birth is prior to January 1, 1938;

          (b) age 66 years for a Participant whose date of birth is on or after January 1, 1938 and is prior to January 1, 1955; and

          (c) age 67 years for a Participant whose date of birth is on or after January 1, 1955.

     (2)  Minimum Early Retirement Income: Subject to the provisions of Section
          -------------------------------
          4.1 of the Plan, the monthly amount of retirement income determined under Section 2.2(B) of the Plan which is payable in accordance with the provisions of Section 2.2(C) of the Plan to a Participant to whom the provisions of this Section (B) are applicable who retires on or after his Early Retirement Date shall not be less than:

          (a)  the amount equal to:

               (i) 1.65% of his Final Average Monthly Compensation multiplied by his number of years of Credited Service which he would have accrued if he had continued in the service of the Employer until his Normal Retirement Date;

               multiplied by

               (ii) the fraction in which the numerator is the Credited Service that he has accrued to such given date and the denominator is the Credited Service that he would accrue on his Normal Retirement Date if he

                                      S1-2
                    continued in full-time service of the Employer after such given date until his Normal Retirement Date;

               multiplied by

               (iii) his Non-Integrated factor, as specified in the Section
                    2.2(B) of the plan, based upon the number of years and full months by which the Participant's Early Retirement Date precedes his Normal Retirement Date;

          plus

          (b)  the amount equal to:

               (i) 0.65% of that portion, if any, of his Final Average Monthly Compensation that is in excess of the Covered Compensation that applies to him multiplied by his number of years of Credited Service which he would have accrued if he had continued in the service of the Employer until his Normal Retirement Date and that are not in excess of 35 years; provided, however, that such product shall not exceed (i) 0.75% of that portion, if any, of his Final Average Monthly Compensation at such given date that is in excess of the Covered Compensation that applies to him at such given date multiplied by (ii) his number of years of Credited Service at such given date that are not in excess of 35 years, with the resulting product multiplied by (iii) a factor that will effect a reduction of 1/180 for each month that his Normal Retirement Date precedes the date on which he will attain his Social Security Retirement Age.

               multiplied by

               (ii) the fraction in which the numerator is the Credited Service that he has accrued to such given date and the denominator is the Credited Service that he would accrue on his Normal Retirement Date if he continued in full-time service of the Employer after such given date until his Normal Retirement Date;

               multiplied by

               (iii) his IRS Defined Actuarial Reduction factor, as specified in
                    Section 2.2(B) of the Plan, based upon the number of years and full months by which the Participant's Early Retirement Date precedes his Normal Retirement Date;

                                      S1-3

(C)  RIGHT TO AMEND OR TERMINATE FIRST SUPPLEMENT
     --------------------------------------------

     The provisions of Sections 6.4 and 6.5 of the Plan with respect to amendment and termination thereof shall apply with equal force to this First Supplement.

                                      S1-4

                                SECOND SUPPLEMENT
                                -----------------
                                       TO
                                       --
             NATIONAL COMMERCE FINANCIAL CORPORATION RETIREMENT PLAN
             -------------------------------------------------------
                As Amended and Restated Effective August 1, 2001

(A)  SECOND SUPPLEMENT A PART OF PLAN
     --------------------------------

     (1) This SECOND SUPPLEMENT TO NATIONAL COMMERCE FINANCIAL CORPORATION RETIREMENT PLAN (herein referred to as the "Second Supplement") forms a part of the National Commerce Financial Corporation Retirement Plan.

     (2) All terms used in this Second Supplement shall have the meanings assigned to them in the provisions of the Plan unless otherwise qualified by the context. There shall be no duplication of benefits provided under the Plan and this Second Supplement, and the actuarially equivalent benefits payable under one shall be inclusive of the actuarially equivalent benefits payable under the other unless specifically provided otherwise in the provisions of the Plan or this Second Supplement.

(B)  SPECIAL PROVISIONS APPLICABLE TO PARTICIPANTS WHO WERE PARTICIPANTS IN THE
     --------------------------------------------------------------------------
     RETIREMENT PLAN FOR EMPLOYEES OF WEST BANK OF MEMPHIS ON MARCH 31, 1998
     -----------------------------------------------------------------------

     (1)  The monthly retirement income payable in the manner described in
          Section 2.1(C) of the Plan to a Participant who was a participant in the Retirement Plan for Employees of Bank of West Memphis on March 31, 1998 and who retires on or after his Normal Retirement Date shall be an amount equal to the sum of (1) the Participant's Accrued Benefit as of March 31, 1998 under the terms of the Retirement Plan for Employees of Bank of West Memphis and (2) the amount determined under Section
          2.1 of the Plan taking into account only the Participant's Credited Service after March 31, 1998.

     (2)  The monthly retirement income payable in the manner described in
          Section 2.2(C) of the Plan to a Participant who was a participant in the Retirement Plan for Employees of Bank of West Memphis on March 31, 1998 and who retires prior to his Normal Retirement Date shall be an amount equal to the sum of (1) the Participant's early retirement benefit based on the Accrued Benefit as of March 31, 1998 under the terms of the Retirement Plan for Employees of Bank of West Memphis and
          (2) the amount determined under Section 2.2 of the Plan taking into account only the Participant's Credited Service after March 31, 1998.

                                      S2-1

(C)  RIGHT TO AMEND OR TERMINATE SECOND SUPPLEMENT
     ---------------------------------------------

     The provisions of Sections 6.4 and 6.5 of the Plan with respect to amendment and termination thereof shall apply with equal force to this Second Supplement.

                                      S2-2